                                                       Registration Nos. 33-7647
                                                                        811-4782

     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 1, 2000
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                                       [X]
Pre-Effective Amendment No.                                                  [ ]
Post-Effective Amendment No. 70                                              [X]
and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                               [X]
Amendment No. 71                                                             [X]
(Check appropriate box or boxes)

                               HSBC INVESTOR FUNDS

               (Exact name of registrant as specified in charter)
                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035
                    (Address of principal executive offices)
       Registrant's Telephone Number, including area code: (617) 470-8000

                                 Walter B. Grimm
                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035
                     (Name and address of agent for service)

                  Please send copies of all communications to:

                                Allan S. Mostoff
                                     Dechert
                              1775 Eye Street, N.W.
                           Washington, D.C. 20006-2401

It is proposed that this filing will become effective:
 _____ immediately upon filing pursuant to paragraph (b)
 _____ on [date] pursuant to paragraph (b)
 _____ 60 days after filing pursuant to paragraph (a)
 _____ on [date] pursuant to paragraph (a) of Rule 485
 X     75 days after filing pursuant to paragraph (a)
 -----

HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND

--------------------------------------------------------------------------------


    ----------
    PROSPECTUS
    ----------


    [    ] ____, 2000








HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND

THESE SECURITIES HAVE BEEN NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



--------------------------------------------------------------------------------

               HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY

The following is a summary of certain key information about the Fund. You will find additional information about the Fund, including a detailed description of the risks of an investment in the Fund, after this summary.

INVESTMENT OBJECTIVES                      The investment objective of the HSBC
                                           Investor California Tax-Free Money
                                           Market Fund (the "Fund") is to
                                           provide shareholders of the Fund with
                                           liquidity and as high a level of
                                           current income that is exempt from
                                           federal and California personal
                                           income taxes as is consistent with
                                           the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES            The Fund seeks to achieve this
                                           investment objective by investing the
                                           assets of the Fund primarily in a
                                           non-diversified portfolio of short-
                                           term, high quality, tax-exempt money
                                           market instruments.

                                           The Fund invests primarily in
                                           high-quality commercial paper,
                                           municipal bonds, and municipal notes
                                           ("Municipal Obligations"), including
                                           tax and revenue authorization notes,
                                           tax anticipation notes, bond
                                           anticipation notes and revenue
                                           anticipation notes, that are exempt
                                           from federal and California personal
                                           income tax ("California Municipal
                                           Obligations").

                                           The Fund may invest more than 25% of
                                           the Fund's assets in participation
                                           interests issued by banks in
                                           industrial development bonds and
                                           other Municipal Obligations if such
                                           investments meet the prescribed
                                           quality standards for the Fund (rated
                                           AA or higher by a Nationally
                                           Recognized Statistical Ratings
                                           Organization or of comparable
                                           quality).

PRINCIPAL
INVESTMENT RISKS                           AN INVESTMENT IN THE FUND IS NOT A
                                           DEPOSIT OF HSBC AND IS NOT INSURED OR
                                           GUARANTEED BY THE FEDERAL DEPOSIT
                                           INSURANCE CORPORATION OR ANY OTHER
                                           GOVERNMENT AGENCY. ALTHOUGH THE FUND
                                           SEEKS TO PRESERVE THE VALUE OF YOUR
                                           INVESTMENT AT $1.00 PER SHARE, IT IS
                                           POSSIBLE TO LOSE MONEY BY INVESTING
                                           IN THE FUND.

                                           Market Risk: The Fund's performance
                                           per share will change daily based on
                                           many factors, including the quality
                                           of the instruments in the Fund's
                                           investment portfolio, national and

                                           international economic conditions and
                                           general market conditions.

                                           Interest Rate Risk: Changes in
                                           interest rates will affect the yield
                                           or value of the Fund's investments in
                                           debt securities. If interest rates
                                           rise, the value of the Fund's
                                           investments may fall. Conversely, if
                                           interest rates fall, the value of the
                                           Fund's investments may rise.

                                           Concentration Risk: Because the Fund
                                           will concentrate its investments in
                                           California obligations and may invest
                                           a significant portion of its assets
                                           in the securities of a single issuer
                                           or sector, the Fund's assets could
                                           lose significant value due to the
                                           poor performance of a single issuer
                                           or sector.

                                           Credit Risk: The Fund could lose
                                           money if the issuer of a fixed income
                                           security owned by the Fund defaults
                                           on its financial obligation.
                                           Historically, California and other
                                           issuers of California Municipal
                                           Obligations have experienced periods
                                           of severe recession and financial
                                           difficulty. Because a significant
                                           share of California's economy depends
                                           on business and financial services,
                                           any change in market conditions that
                                           adversely affect these industries
                                           could affect the ability of
                                           California and its localities to meet
                                           their financial obligations. If such
                                           difficulties arise in the future, you
                                           could lose money on your investment.

                                           Tax Risk: The Fund may invest up to
                                           20% of its total assets in
                                           obligations the interest income on
                                           which is subject to federal and
                                           California personal income tax. In
                                           addition, dividends attributable to
                                           interest on certain Municipal
                                           Obligations may be included in a
                                           shareholder's alternative minimum
                                           taxable income.

WHO MAY WANT TO INVEST?                    Consider investing in the Fund if you:

                                               Are seeking tax-free income

                                               Are seeking preservation of capital

                                               Have a low risk tolerance

                                               Are willing to accept lower potential
                                               returns in exchange for a high degree of safety

                                               Are investing for a short-term

                                               Live in California

                                           This Fund will not be appropriate for anyone:

                                               Seeking high total returns

                                               Pursuing a long-term goal or investing for
                                               retirement

                                               Investing through a tax-advantaged retirement plan

                                           The investment objective and
                                           strategies of the Fund are not
                                           fundamental and may be changed
                                           without approval of Fund
                                           shareholders. If there is a change in
                                           the investment objective and
                                           strategies of the Fund, shareholders
                                           should consider whether the Fund
                                           remains an appropriate investment in
                                           light of their then current financial
                                           position and needs.



Performance bar chart and table for the Fund are not shown because shares of the Fund were not offered prior to October ___, 2000.

                                FEES AND EXPENSES

As an investor in the Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.



SHAREHOLDER
FEES
(FEES PAID
DIRECTLY FROM YOUR                                   A               B             C                 D              Y
INVESTMENT)                                       SHARES          SHARES        SHARES            SHARES         SHARES
Maximum sales
charge (load)
on purchase                                         NONE             NONE         NONE               NONE          NONE
Maximum deferred sales charge
  (load) on redemptions                             NONE             4.00%        1.00%              NONE          NONE


ANNUAL FUND
OPERATING
EXPENSES
(EXPENSES THAT
ARE DEDUCTED                                         A               B             C                 D              Y
FROM FUND ASSETS                                  SHARES          SHARES        SHARES            SHARES         SHARES
Management fee                                       0.20%          0.20%         0.20%             0.20%          0.20%

Distribution (12b-1) fee                             0.00%*         0.75%         0.75%             0.00%*         NONE

    Shareholder servicing fees                       0.60%          0.25%         0.25%             0.25%          NONE

Other operating expenses**                 0.29%            0.29%         0.29%             0.29%          0.29%

Total other expenses                       0.89%            0.54%         0.54%             0.54%          0.29%

Total Fund operating expenses              1.09%            1.49%         1.49%             0.74%          0.49%

Fee Waivers and Expense Reimbursement      0.44%            0.09%         0.09%             0.24%          0.24%

Net Operating Expenses                     0.65%            1.40%         1.40%             0.50%          0.25%



* There is a 12b-1 plan for Class A and Class D Shares, which authorizes payments up to .25% of the Fund's assets. To date, no payments under the 12b-1 Plan have been made.

** Other operating expenses are based upon estimated amount for the current fiscal year.

The Fund offers five different types of shares:

CLASS A SHARES (or "Investor Shares") are offered to the public, customers of Shareholder Servicing Agents and certain securities brokers on a continuous basis with no sales charge on purchases.

CLASS B AND CLASS C SHARES are not offered for sale but are only offered as an exchange option. See "Exchanging your Shares."

CLASS D SHARES (or "Private Investor Shares") are identical to Class A Shares, except that Class D Shares are offered only to domestic private banking clients and are subject to lower operating expenses.

ADVISER (CLASS Y) SHARES ("Class Y Shares") are continuously offered for sale only to customers of Shareholder Servicing Agents. At present, the only Shareholder Servicing Agents for Adviser (Class Y) Shares are the Investment Adviser ("Adviser") and its affiliates.

The Fund's Statement of Additional Information contains more detailed discussion of the different classes of shares.

                                     EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

      $10,000 investment

      5% annual return

      redemption at the end of each period (unless otherwise indicated)

      no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.

HSBC INVESTOR CALIFORNIA TAX-FREE                            1                 3
MONEY MARKET FUND                                          YEAR              YEAR
CLASS A SHARES                                             $ 66             $303
CLASS B SHARES
   Assuming Redemption                                     $543             $662
   Assuming no Redemption                                  $143             $462
CLASS C SHARES
   Assuming Redemption                                     $243             $462
   Assuming no Redemption                                  $143             $462
CLASS D SHARES                                             $ 51             $212
CLASS Y SHARES                                             $ 26             $133

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income that is exempt from federal and California personal income taxes as is consistent with the preservation of capital.

The Fund seeks to achieve this investment objective by investing the assets of the Fund primarily in a non-diversified portfolio of short-term, high quality, tax-exempt money market instruments with maturities of 397 days or less and a dollar-weighted average portfolio maturity of 90 days or less.

The Fund will primarily invest in municipal bonds, notes and commercial paper issued by or on behalf of the State of California and its authorities, agencies, instrumentalities and political subdivisions, and in participation interests issued by banks, insurance companies or other financial institutions with respect to these types of obligations.

Consistent with the Fund's investment objectives, the Fund:

                 will invest at least 80% of its assets in tax-exempt obligations, and at least 65% of the Fund's assets in California Municipal Obligations (however, market conditions may from time to time limit the availability of these obligations).

                 may invest up to 20% of its total assets in obligations the interest income on which is subject to federal and California personal income tax.

                 may invest in taxable securities (such as U.S. Government obligations or certificates of deposit of domestic banks), but only if such securities are of comparable quality and credit risk as the Municipal Obligations described above.

                 may invest more than 25% of its assets in participation interests issued by banks in industrial development bonds and other Municipal Obligations if such investments meet the prescribed quality standards for the Fund.

                 may acquire stand-by commitments from banks with respect to Municipal Obligations purchased on behalf of the Fund. The Fund intends to acquire the stand-by commitments to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

GENERAL RISK FACTORS

The Fund expects to maintain a net asset value of $1.00 per share, but there is no assurance that the Fund will be able to do so on a continuous basis. The Fund's performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.

An investment in the Fund is neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, HSBC Bank USA or any other bank, and the Shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

There can be no assurance that the investment objectives of the Fund will be achieved. In addition, the Fund's investment policies, as well as the relatively short maturity of obligations purchased by the Fund, may result in frequent changes in the Fund's portfolio, which may give rise to taxable gains and reduce investment returns.

The Fund may also be subject to credit risks. The Fund could lose money if the issuer of a security owned by the Fund is unable to meet its financial obligations.

SPECIFIC RISK FACTORS FOR CALIFORNIA

Because the Fund will concentrate its investments in California and may concentrate a significant portion of its assets in the securities of a single issuer or sector, investment in the Fund may pose investment risks greater than those posed by a more broadly diversified portfolio. Consequently, unlike a more diversified portfolio, the value of the Fund's assets could lose significant value due to the poor performance of a single issuer or sector. In particular, due to the Fund's concentration in California Municipal Obligations, the Fund will be vulnerable to any development in California's economy that may weaken or jeopardize the ability of California Municipal Obligations issuers to pay interest and principal on their obligations.

                             THE INVESTMENT ADVISER

HSBC Asset Management (Americas), Inc. (the "Adviser"), 452 Fifth Avenue, New York, New York 10018, is the investment adviser for the Fund, pursuant to an Investment Advisory Contract with the HSBC Investor Funds (the "Trust"). The Adviser is a wholly owned subsidiary of HSBC Bank USA ("HSBC"), which is a wholly owned subsidiary of HSBC USA, Inc., a registered bank holding company. HSBC currently provides investment advisory services for individuals, trusts, estates and institutions. HSBC manages more than $80 billion in assets, including $6.1 billion in the HSBC Investor Family of Funds.

Through its portfolio management team, the Adviser makes the day-to-day investment decisions and continuously reviews, supervises and administers the Fund's investment programs.

For these advisory services, the Fund pays a management fee of .15% of its average net assets.

                        THE DISTRIBUTOR AND ADMINISTRATOR

         BISYS Fund Services ("BISYS"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Fund's administrator (the "Administrator"). Management and administrative services of BISYS include providing office space, equipment and clerical personnel to the Fund and supervising custodial, auditing, valuation, bookkeeping, legal and dividend dispersing services.

         BISYS also serves as the distributor (the "Distributor") of the Fund's shares. BISYS may provide financial assistance to the Fund in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

         The Fund's Statement of Additional Information has more detailed information about the Adviser, Distributor and Administrator, and other service providers.

                             PRICING OF FUND SHARES

HOW NAV IS CALCULATED

The NAV is calculated by adding the total value of the Fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:

                           Total Assets - Liabilities
                     NAV = --------------------------
                                Number of Shares
                                   Outstanding

The net asset value per share (NAV) of the Fund is determined daily at the close of regular trading on the New York Stock Exchange, normally at 4 p.m. Eastern time on days the Exchange is open. The New York Stock Exchange is open every weekday except for the days on which national holidays are observed.

The Fund values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received by the Fund (whether by mail, overnight service, or telephone). This is what is known as the offering price. If you sell Class B Shares or Class C Shares, a contingent deferred sales load may apply, which would reduce the amount of money paid to you by the Fund, as noted in the section on "Distribution Arrangements/Sales Charges."

                      PURCHASING AND ADDING TO YOUR SHARES

You may purchase the Fund through the HSBC Investor Funds Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.


                                               MINIMUM
ACCOUNT TYPE                              INITIAL INVESTMENT                            MINIMUM SUBSEQUENT
CLASS A AND
CLASS D SHARES
Regular                                          $1,000                                          $100
(non-retirement)
Retirement (IRA)                                   $250                                          $100
Automatic Investment Plan                          $250                                          $ 25
CLASS Y SHARES*                              $1,000,000                                           N/A

* HSBC clients that maintain an investment management account are not subject to the minimum initial investment requirements.

All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks are not accepted.

The Fund may waive its minimum purchase requirement, and the Distributor may reject a purchase order if the Distributor considers it in the best interest of the Fund and its shareholders.

Class B Shares and Class C Shares of the Fund are not offered for sale but are only offered as an exchange option for Class B and Class C Shareholders of the Trust's other investment portfolios.

AVOID 31% TAX WITHHOLDING

The Fund is required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with IRS rules, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability. To avoid tax withholding, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT

BY REGULAR MAIL OR BY OVERNIGHT SERVICE

Initial Investment:

If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Fund and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

1. Carefully read, complete, and sign the account application. Establishing your account privileges now saves you the inconvenience of having to add them later.

2. Make check, bank draft or money order payable to "HSBC Investor Funds" and include the name of the Fund on the check.

Mail to: HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845.

Subsequent:

1. Use the investment slip attached to your account statement. Or, if unavailable,

2.   Include the following information in writing:

        Fund name

        Share class

        Amount invested

        Account name

        Account number

     Include your account number on your check.

3. Mail investment slip and check to: HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845.

ELECTRONIC VS. WIRE TRANSFER

Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH) and may take up to eight days to clear. There is generally no fee for ACH transactions.

ELECTRONIC PURCHASES

Your bank must participate in the Automated Clearing House (ACH) and must be a United States Bank. Your bank or broker may charge for this service.

Establish electronic purchase option on your account application or call 1-800-782-8183. Your account can generally be set up for electronic purchases within 15 days.

Call 1-800-782-8183 to arrange a transfer from your bank account.

BY WIRE TRANSFER

For information on how to request a wire transfer, call 1-800-782-8183.

AUTOMATIC INVESTMENT PLAN

You can make automatic investments in the Fund from your bank account, through payroll deduction or from your federal employment, Social Security or other regular government checks. Automatic investments can be as little as $25, once you've invested the $250 minimum required to open the account.

To invest regularly from your bank account:

Complete the Automatic Investment Plan portion on your Account Application.

Make sure you note:

         Your bank name, address and account number

         The amount you wish to invest automatically (minimum $25)

         How often you want to invest (every month, 4 times a year, twice a year or once a year)

         Attach a voided personal check.

To invest regularly from your paycheck or government check:

Call 1-800-782-8183 for an enrollment form.

DIRECTED DIVIDEND OPTION

By selecting the appropriate box in the Account Application, you can elect to receive your distributions in cash (check) or have distributions (capital gains and dividends) reinvested in another HSBC Investor Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest dividends or the reinvestment will be suspended and your dividends paid to you. The Fund may modify or terminate this reinvestment option without notice. You can change or terminate your participation in the reinvestment option at any time.

DIVIDENDS AND DISTRIBUTIONS

All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends are higher for Class A Shares than for Class B and C Shares, because Class A Shares have lower operating expenses. Class D Shares receive a higher dividend than Class A Shares because Class D Shares have lower operating expenses. Class Y Shares receive the highest dividends, because they have the lowest operating expenses. Capital gains are distributed at least annually.

Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution, which may be taxable.

                               SELLING YOUR SHARES

You may sell your shares at any time. Your sales price will be the next NAV after your sell order is accepted by the Fund, its transfer agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received. See section on "General Policies on Selling Shares" below.

WITHDRAWING MONEY FROM YOUR FUND INVESTMENT

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

CONTINGENT DEFERRED SALES CHARGE

When you sell Class B or C shares, you will be charged a fee for any shares that have not been held for a sufficient length of time. These fees will be deducted from the money paid to you. See the sections on "Distribution Arrangements/Sales Charges" and "Exchanging your Shares" below for details.

INSTRUCTIONS FOR SELLING SHARES

If selling your shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.

BY TELEPHONE

(unless you have declined telephone sales privileges)

         1. Call 1-800-782-8183 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See "General Policies on Selling Shares--Verifying Telephone Redemptions")

BY MAIL OR OVERNIGHT SERVICE

(See "General Policies on Selling Shares--Redemptions in Writing Required")

         1. Call 1-800-782-8183 to request redemption forms or write a letter of instruction indicating:

                your Fund and account number

                amount you wish to redeem

                address where your check should be sent

                account owner signature

         2. Mail to: HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845.

WIRE TRANSFER

You must indicate this option on your account application.

Call 1-800-782-8183 to request a wire transfer.

If you call by 12:00 p.m. Eastern time, your payment will normally be wired to your bank on the same business day. If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the next business day. Otherwise, it will normally be wired on the second business day after your call.

The Fund may charge a wire transfer fee.

NOTE:  Your financial institution may also charge a separate fee.

ELECTRONIC REDEMPTIONS

Call 1-800-782-8183 to request an electronic redemption.

Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank.

If you call by 12:00 p.m. Eastern time, the NAV of your shares will normally be determined on the same day and the proceeds credited within 7 days.

Your bank may charge for this service.

SYSTEMATIC WITHDRAWAL PLAN

You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. To activate this feature:

            Make sure you've checked the appropriate box on the Account Application, or call 1-800-782-8183.

            Include a voided personal check.

            Your account must have a value of $10,000 or more to start withdrawals.

            If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or the Fund may close your account and mail the proceeds to you.

CHECK REDEMPTION SERVICE

You may write checks in amounts of $250 or more on your account in the Fund. To obtain checks, complete the signature card section of the Account Application or contact the Fund to obtain a signature card. Dividends and distributions will continue to be paid up to the day the check is presented for payment. The check writing feature may be modified or terminated upon 30-days written notice. You may not close your Fund account by writing a check.

REDEMPTIONS IN WRITING REQUIRED

You must request redemption in writing in the following situations:

1. Redemptions from Individual Retirement Accounts ("IRAs").

2. Redemption requests requiring a signature guarantee, which include each of the following:

            Redemptions over $10,000

            Your account registration or the name(s) in your account has changed within the last 15 days

            The check is not being mailed to the address on your account

            The check is not being made payable to the owner of the account

            The redemption proceeds are being transferred to another Fund account with a different registration.

You must obtain a signature guarantee from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

VERIFYING TELEPHONE REDEMPTIONS

The Fund makes every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.

REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT

When you have made your initial investment by check, you cannot redeem any portion of it until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check.

REFUSAL OF REDEMPTION REQUEST

Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

CLOSING OF SMALL ACCOUNTS

If your account falls below $50 due to redemptions, the Fund may ask you to increase your balance. If it is still below $50 after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

UNDELIVERABLE REDEMPTION CHECKS

For any shareholder who chooses to receive distributions in cash, if distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund.

                     DISTRIBUTION ARRANGEMENTS/SALES CHARGES

This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Fund.

            CLASS A SHARES      CLASS D SHARES      CLASS Y SHARES

Sales Charge (Load)           No front-end sales              No front-end sales           No front-end sales
                              charge.                         charge.                      charge.

Distribution (12b-1)          Subject to                      Subject to                   No distribution or
and Service Fees              aggregate annual                aggregate annual             service fees.
                              distribution and                distribution and
                              shareholder servicing           shareholder
                              fees of up to .60%              servicing fees of
                              of the Fund's total             up to .25% of the
                              assets.                         Fund's total assets.

Fund Expenses                 Lower annual                    Lower annual                 Lower annual
                              expenses than                   expenses than                expenses than
                              Class B or C shares.            Class A, B or C              Class A, B, C
                                                              shares.                      or D shares.

CLASS B SHARES AND CLASS C SHARES

Class B Shares and Class C Shares are not being sold but are only offered as an exchange option for Class B shareholders and Class C shareholders of other funds in the HSBC Investor Family of Funds who wish to exchange some or all of those shares for Class B Shares or Class C Shares, respectively, of the Fund. Although Class B Shares and Class C Shares are not subject to a sales charge when a shareholder exchanges Class B Shares and Class C Shares of another HSBC Investor Fund, they may be subject to a contingent deferred sales charge (CDSC) when redeemed. See "Exchanging Your Shares" below. In addition, Class B and Class C Shares are subject to an aggregate annual distribution and shareholder servicing fees of up to 1.00% of the Fund's assets. Shareholders of Class B Shares and Class C Shares pay higher annual expenses than shareholders of Class A Shares, Class D Shares and Class Y Shares.

DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICE FEES

The Fund has adopted 12b-1 plans for Class A, Class B, Class C and Class D Shares. 12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund's shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will decrease the return on your investment.

            The 12b-1 fees vary by share class as follows:

                Class A Shares may pay a 12b-1 fee of up to .25% of the average daily net assets of the applicable Fund.

                Class B and Class C Shares pay a 12b-1 fee of up to .75% of the average daily net assets of the applicable Fund. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares, Class D Shares, and Class Y Shares.

                Class D Shares may pay a 12b-1 fee of up to .25% of the average daily net assets of the applicable Fund.

                Class Y Shares do not pay a 12b-1 fee.

            The higher 12b-1 fees on Class B and Class C Shares, together with the CDSC, help the Distributor sell Class B and Class C Shares without an "up-front" sales charge. In particular, these fees help to defray the Distributor's costs of advancing brokerage commissions to investment representatives.

            In addition to the 12b-1 fees, Class A Shares are subject to a shareholder servicing fee of up to .60%. Class B, Class C and Class D Shares are subject to a shareholder servicing fee of up to .25%.

            The aggregate of the 12b-1 fees and shareholder servicing fees will not exceed .60% for the Class A Shares, 1.00% for the Class B and Class C Shares, and .25% for Class D Shares.

Long-term Class B and Class C shareholders may pay indirectly more than the equivalent of the maximum permitted front-end sales charge due to the recurring nature of 12b-1 distribution and service fees.

CLASS B SHARES

Investors purchasing shares of the Fund will ordinarily purchase either Class A Shares, Class D Shares or Class Y Shares. Investors will only receive Class B Shares or Class C Shares by exchanging from the Class B Shares or Class C Shares of other HSBC Investor Funds. If you exchange shares of other HSBC Investor Funds for shares of the Fund and wish to sell your shares, Class B Shares may be subject to a contingent deferred sales charge ("CDSC").

Specifically, Class B Shares of the Fund will be subject to a declining CDSC if Class B Shares of any of the HSBC Investor Income Funds (currently, the HSBC Investor Bond Fund, HSBC Investor New York Tax-Free Bond Fund and HSBC Investor Limited Maturity Bond Fund) or any of the HSBC Investor Equity Funds (currently, the HSBC Investor Equity Fund, HSBC Investor Overseas Equity Fund, HSBC Investor Opportunity Fund and HSBC Investor Mid-Cap Fund) are exchanged for Class B Shares of the Fund and redeemed within 4 years. Generally*, the CDSC will be:

                                                    CDSC AS A % OF DOLLAR
           YEARS SINCE PURCHASE                   AMOUNT SUBJECT TO CHARGE
           --------------------                   ------------------------
                    0-1                                     4.00%
                    1-2                                     3.00%
                    2-3                                     2.00%
                    3-4                                     1.00%
                more than 4                                 None


* Class B shares of the HSBC Investor Income Funds purchased prior to June 19, 2000 are subject to a CDSC in effect at the time of purchase.

The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption. There is no CDSC on reinvested dividends or distributions.

If you sell some but not all of your Class B Shares, shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

Conversion Feature--Class B Shares

            Class B Shares of the Fund will convert automatically to Class A of the same Fund (or Class D Shares, depending on your eligibility), after six years from the beginning of the calendar month in which the Class B Shares were originally purchased.

            After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares (or Class D Shares) which will increase your investment return compared to the Class B Shares.

            You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

            If you purchased Class B Shares of one Fund which you exchanged for Class B Shares of another Fund, your holding period will be calculated from the time of your original purchase of Class B Shares. The dollar value of Class A Shares (or Class D Shares) you receive will equal the dollar value of the B shares converted.

CLASS C SHARES

Similarly, if you exchange Class C Shares of other HSBC Investor Funds for Class C Shares of the Fund and wish to sell your shares, your redemption may be subject to a 1.00% CDSC if the shares are redeemed less than one year after the original purchase of the Class C Shares. The CDSC will be assessed the lesser of the current NAV or the NAV at the time of purchase.

Unlike Class B Shares, Class C Shares have no conversion feature.

WAIVER OF SALES CHARGES--CLASS B SHARES AND CLASS C SHARES

The following qualify for waivers of sales charges:

            Distributions following the death or disability of a Shareholder.

            Redemptions representing the minimum distribution from an IRA or a Custodial Account to a Shareholder who has reached age 70 1/2.

            Redemptions representing the minimum distribution from 401(k) retirement plans where such redemptions are necessary to make distributions to plan participants.

                             EXCHANGING YOUR SHARES

You can exchange your shares in one Fund for shares of the same class of another HSBC Investor Fund, usually without paying additional sales charges (see "Notes on Exchanges" below). No transaction fees are charged for exchanges.

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable.

Exchanges may be made by sending a written request to HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845 or by calling 1-800-782-8183. Please provide the following information:

            Your name and telephone number

            The exact name on your account and account number

            Taxpayer identification number (usually your Social Security number)

            Dollar value or number of shares to be exchanged

            The name of the Fund from which the exchange is to be made

            The name of the Fund into which the exchange is being made.

See "Selling your Shares" for important information about telephone transactions.

To prevent disruption in the management of the Fund, due to market timing strategies, exchange activity may be limited.

NOTES ON EXCHANGES

When exchanging from a fund that has no sales charge or a lower sales charge to a fund with a higher sales charge, you will pay the difference.

The registration and tax identification numbers of the two accounts must be identical.

The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

Be sure to read the Prospectus carefully of any fund into which you wish to exchange shares.

Class B Shares of the HSBC Investor Income Funds (currently, the HSBC Investor Bond Fund and HSBC Investor Fixed-Income Fund) or HSBC Investor Equity Funds (currently, the HSBC Investor Equity Fund, HSBC Investor Overseas Equity Fund and HSBC Investor Opportunity Fund) may be exchanged for Class D Shares of the Fund only if you are otherwise eligible to receive them. In all other cases, you will receive Class A Shares of the Fund in exchange for your Class B Shares of the HSBC Investor Income or HSBC Investor Equity Funds.

DIVIDENDS, DISTRIBUTIONS AND TAXES

            The following information is meant as a general summary for U.S. taxpayers. Please see the Fund's Statement of Additional Information for more information. Because everyone's tax situation is unique, you should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

            The Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders will be taxed on distributions they receive.

            Any income the Fund receives in the form of interest and dividends is paid out, less expenses, to its shareholders. Shares begin accruing interest and dividends on the day they are purchased.

            Dividends on the Fund are paid monthly. Capital gains for the Fund are distributed at least annually. Unless a shareholder elects to receive dividends in cash, dividends will be automatically invested in additional shares of the Fund.

            Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

            Dividends are generally taxable as ordinary income; however, distributions of tax-exempt interest income earned by the Fund are expected to be exempt from the regular federal income tax.

            If the Fund designates a dividend as a capital gain distribution (e.g., when the Fund has a gain from the sale of an asset the Fund held for more than 12 months), you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares.

            Dividends are taxable in the year in which they are paid or deemed paid, even if they appear on your account statement the following year. If the Fund declares a dividend in October, November, or December of a year and distributes the dividend in January of the next year, you may be taxed as if you received it in the year declared rather than the year received.

            There may be tax consequences to you if you dispose of your shares in the Fund, for example, through redemption, exchange or sale. The amount of any gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you sell them for, and how long you held them.

            You will be notified before February 1 of each year about the federal tax status of distributions made by the Fund. The notice will tell you which dividends and redemptions must be treated as taxable ordinary income and which (if any) are short-term or long-term capital gain. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

            As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

            Foreign shareholders may be subject to special withholding requirements.

            If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends or capital gains until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

            There is a penalty on certain pre-retirement distributions from retirement accounts.

FINANCIAL HIGHLIGHTS

Financial information for the Fund is not shown because shares of the Fund were not offered prior to October ___, 2000.

For more information about the Fund, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. The SAI is incorporated by reference and legally considered a part of this prospectus.

YOU CAN GET FREE COPIES OF REPORTS AND THE SAIs, PROSPECTUSES OF OTHER MEMBERS OF THE HSBC INVESTOR FAMILY OF FUNDS, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS, BY CONTACTING A BROKER OR HSBC FINANCIAL SERVICES AT 1-888-525-5757. OR CONTACT THE FUND AT:

         HSBC INVESTOR FUNDS
         P.O. BOX 182845
         COLUMBUS, OHIO 43218-2845
         TELEPHONE: 1-800-782-8183

You can review the Fund's SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

            For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090.


            Free from the Commission's Website at http://www.sec.gov.

Investment Company Act file no. 811-4782.

                       STATEMENT OF ADDITIONAL INFORMATION
               HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND

                                 P.O. Box 182845
                            Columbus, Ohio 43218-2845
             General Account Information: (800) 782-8183 (Toll Free)

-------------------------------------------------------------------------------

           HSBC Asset Management (Americas), Inc. - Investment Adviser
                                 (the "Adviser")

                              BISYS Fund Services -
                     Administrator, Distributor and Sponsor
                      ("BISYS," "Sponsor" or "Distributor")

                  HSBC Investor California Tax-Free Money Market Fund (the "Fund") is a separate series of HSBC Investor Funds (the "Trust"), an open-end management investment company which currently consists of ten separate portfolios, each of which has different and distinct investment objectives and policies. The Fund is described in this Statement of Additional Information. Shares of the Fund is divided into five separate classes, Class A (the "Class A Shares"), Class B (the "Class B Shares"), Class C (the "Class C Shares") Class D (the "Class D Shares"), and Class Y (the "Class Y Shares").

                  Class A Shares, Class D Shares and Adviser (Class Y) Shares ("Class Y Shares") Class Y Shares of the Fund are continuously offered for sale by the Distributor at net asset value (normally $1.00 per share) with no sales charge (i) directly to the public, (ii) to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"), and (iii) to customers of a securities broker that has entered into a dealer agreement with the Distributor. Class B Shares and Class C Shares may be acquired only through an exchange of shares from the corresponding class of other funds of the Trust.

                  THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY A
PROSPECTUS FOR THE FUND DATED [    ] __, 2000 (THE "PROSPECTUS"). This Statement
of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and Statement of Additional Information may be obtained without charge by writing or calling the Trust at the address and telephone number printed above.

                  [     ] __, 2000

                                TABLE OF CONTENTS

                                                                                         Page
                                                                                         ----
INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS.............................................3
         Variable Rate Interests and Participation Interests................................5
         Interest Rates.....................................................................7
         "When Issued" Municipal Obligations................................................7
         Stand-By Commitments...............................................................8
         Taxable Securities.................................................................9
         Repurchase Agreements.............................................................10
         General...........................................................................10
         Portfolio Transactions............................................................11
INVESTMENT RESTRICTIONS....................................................................12
         Percentage and Rating Restrictions................................................15
PERFORMANCE INFORMATION....................................................................16
MANAGEMENT OF THE TRUST....................................................................18
         Trustees and Officers.............................................................18
         Investment Adviser................................................................21
         Distribution Plans --Class A, Class B, Class C, and Class D Shares Only...........22
         The Distributor and Sponsor.......................................................23
         Administrative Services Plan......................................................24
         Administrator.....................................................................24
         Transfer Agent....................................................................25
         Custodian.........................................................................25
         Shareholder Servicing Agents......................................................25
         Federal Banking Law...............................................................26
         Expenses..........................................................................26
DETERMINATION OF NET ASSET VALUE...........................................................27
PURCHASE OF SHARES.........................................................................28
         Exchange Privilege................................................................29
         Automatic Investment Plan.........................................................30
         Purchases Through a Shareholder Servicing Agent or a Securities Broker............30
REDEMPTION OF SHARES.......................................................................31
         Systematic Withdrawal Plan........................................................31
         Redemption of Shares Purchased Directly Through the Distributor...................31
         Check Redemption Service..........................................................32
         Contingent Deferred Sales Charge ("CDSC") Class B Shares and Class C Shares.......33
         Conversion Feature................................................................34
DIVIDENDS AND DISTRIBUTIONS................................................................35
DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES.......................................36
TAXATION...................................................................................37
         Federal Income Tax................................................................37
         Alternative Minimum Tax...........................................................41
         Special Tax Considerations........................................................41
OTHER INFORMATION..........................................................................41
         Capitalization....................................................................41

         Independent Auditors..............................................................42
         Counsel...........................................................................42
         Code of Ethics....................................................................42
         Registration Statement............................................................42
         Financial Statements..............................................................42
         Shareholder Inquiries.............................................................42

DESCRIPTION OF MUNICIPAL OBLIGATIONS

ADDITIONAL INFORMATION CONCERNING CALIFORNIA MUNICIPAL OBLIGATIONS

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

         The following information supplements the discussion of the investment objective and policies of the Fund discussed under the caption "Investment Objective and Strategies" in the Prospectus.

         The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income exempt from Federal and California State personal income taxes as is consistent with the preservation of capital.

         The Fund seeks to achieve its investment objective by investing its assets primarily in short-term, high quality, fixed rate and variable rate obligations issued by or on behalf of the State of New York, other states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from federal income taxes, including participation interests issued by banks, insurance companies or other financial institutions with respect to such obligations. (Such obligations, whether or not the interest thereon is subject to the federal alternative minimum tax, are referred to herein as "Municipal Obligations.") The Fund invests in certain Municipal Obligations of the State of California and its authorities, agencies, instrumentalities and political subdivisions, and of Puerto Rico, other U.S. territories and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from federal and California State personal income taxes, including participation interests issued by banks, insurance companies or other financial institutions with respect to such obligations ("California Municipal Obligations"). In determining the tax status of interest on Municipal Obligations and California Municipal Obligations, the Adviser relies on opinions of bond counsel who may be counsel to the issuer.

         Although under normal circumstances, the Fund attempts to invest 100%, and does invest at least 65%, of its assets in California Municipal Obligations, market conditions may from time to time limit the availability of such obligations. To the extent that acceptable California Municipal Obligations are not available for investment, the Fund may purchase Municipal Obligations issued by other states, their authorities, agencies, instrumentalities and political subdivisions, the interest income on which is exempt from federal income tax but is subject to California State personal income taxes. As a fundamental policy, the Fund will invest at least 80% of its net assets in tax exempt obligations. The Fund may invest up to 20% of its total assets in obligations the interest income on which is subject to federal and California State personal income taxes or the federal alternative minimum tax. Uninvested cash reserves may be held temporarily for the Fund pending investment.

         The Fund may invest more than 25% of its assets in participation interests issued by banks in industrial development bonds and other Municipal Obligations. In view of this possible "concentration" in bank participation interests, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. See "Variable Rate Instruments and Participation Interests" below.

         All investments on behalf of the Fund (i.e., 100% of the Fund's investments) mature or are deemed to mature within 397 days from the date of acquisition and the average maturity of the investments in the Fund's portfolio (on a dollar-weighted basis) is 90 days or less. The maturities of variable rate instruments held in the Fund's portfolio are deemed to be the longer of the period remaining until the next interest rate adjustment or the period until the Fund would be entitled to payment pursuant to demand rights, although the stated maturities may be in excess of 397 days. See "Variable Rate Instruments and Participation Interests" below. As a fundamental policy, the investments of the Fund are made primarily (i.e., at least 80% of its assets under normal circumstances) in:

      (1) Municipal bonds with remaining maturities of 397 days or less that at the date of purchase are rated Aaa or Aa by Moody's Investors Service, Inc. ("Moody's"), AAA or AA by Standard & Poor's Corporation ("Standard & Poor's") or AAA or AA by Fitch Investors Service, Inc. ("Fitch") or, if not rated by any of these rating agencies, are of comparable quality as determined by or on behalf of the Board of Trustees of the Trust on the basis of a credit evaluation of the obligor on the bonds or of the bank issuing a participation interest or guarantee or of any insurance policy issued in support of the bonds or the participation interest;

     (2) Municipal notes with remaining maturities of 397 days or less that at the date of purchase are rated MIG 1/VMIG 1 or MIG 2/VMIG 2 by Moody's, SP-1+, SP-1 or SP-2 by Standard & Poor's or F-1+, F-1 or F-2 by Fitch or, if not rated by any or these rating agencies, are of comparable quality as determined by or on behalf of the Board of Trustees of the Trust (The principal kinds of municipal notes are tax and revenue authorization notes, tax anticipation notes, bond anticipation notes and revenue anticipation notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. The Fund's investments may be concentrated in municipal notes of California issuers.); and

     (3) Municipal commercial paper that at the date of purchase is rated Prime-1 or Prime-2 by Moody's, A-1 +, A-1 or A-2 by Standard & Poor's or F-1+, F-1 or F-2 by Fitch or, if not rated by any of these rating agencies, is of comparable quality as determined by or on behalf of the Board of Trustees of the Trust. Issues of municipal commercial paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

         As a non-diversified investment company, the Fund is not subject to any statutory restrictions under the Investment Company Act of 1940 (the "1940 Act") with respect to limiting the investment of the Fund's assets in one or relatively few issuers. Since the Fund may invest a relatively high percentage of the Fund's assets in the obligations of a limited number of issuers, the value of shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the value of shares of a diversified investment company would be. The Fund may also invest 25% or more of its assets in obligations that are related in such a way that an economic, business or political development or change affecting one of the obligations would also affect the other obligations including, for example, obligations the interest on which is paid from revenues of similar type projects, or obligations the issuers of which are located in the same state.

         The Trust intends to qualify the Fund as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify under current law, at the close of each quarter of the Fund's taxable year, at least 50% of the Fund's total assets must be represented by cash, U.S. Government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer. In addition, and again under current law, at the close of each quarter of its taxable year, not more than 25% of the Fund's total assets may be invested in securities of one issuer (or two or more issuers which are controlled by the Fund and which are determined to be engaged in the same or similar trades or businesses or related businesses) other than U.S. Government securities or the securities of other regulated investment companies.

Variable Rate Interests and Participation Interests

         The Fund may invest in variable rate instruments, which provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such instrument or by tendering or "putting" such instrument to a third party.

         Variable rate instruments in which the Fund's assets may be invested include participation interests in Municipal Obligations owned by a bank, insurance company or other financial institution or affiliated organization. A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation bears to the total principal amount of the Municipal Obligation and provides the demand or put feature described below. Each participation interest is backed by an insurance policy of an insurance company or by an irrevocable letter of credit or guarantee of, or a right to put to, a bank that has been determined by or on behalf of the Board of Trustees of the Trust to meet the prescribed quality standards for the Fund. There is usually the right to sell the participation interest back to the institution or draw on the letter of credit, guarantee or insurance policy after notice (usually seven days), for all or any part of the full principal amount of the Fund's participation in the Municipal Obligation, plus accrued interest. If the notice period is more than seven days, the Municipal Obligation is treated as an obligation that is not readily marketable. In some cases, these rights may not be exercisable in the event of a default on the underlying Municipal Obligations; in these cases the underlying Municipal Obligations must meet the Fund's high credit standards at the time of purchase of the participation interest. Although participation interests may be sold, the Fund intends to hold them until maturity, except under certain specified circumstances. Purchase of a participation interest may involve the risk that the Fund will not be deemed to be the owner of the underlying Municipal Obligation for purposes of the ability to claim tax exemption of interest paid thereon.

         The variable rate instruments in which the Fund's assets may be invested are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon an appropriate interest rate adjustment index as provided in the respective instruments. The Fund decides which variable rate instruments it will purchase in accordance with procedures prescribed by its Board of Trustees to minimize credit risks. An unrated variable rate instrument may be determined to meet the Fund's high quality criteria if it is backed by a letter of credit or guarantee or a right to tender or put the instrument to a third party or is insured by an insurer that meets the high quality criteria for the Fund discussed above or on the basis of a credit evaluation of the underlying obligor. If the credit of the obligor is of "high quality", no credit support from a bank or other financial institution is necessary. Each unrated variable rate instrument is evaluated on a quarterly basis to determine that it continues to meet the Fund's high quality criteria. If an instrument is ever deemed to be of less than high quality, the Fund either will sell it in the market or exercise the liquidity feature described below.

         Although the rate of the underlying Municipal Obligations may be fixed, the terms of the participation interest may result in the Fund receiving a variable rate on its investment. The bank to which a participation interest may be "put" for the Fund, as well as the bank which issues an irrevocable letter of credit or guarantee, may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest. The Trust intends to exercise the liquidity feature on behalf of the Fund only (1) upon a default under terms of the bond documents,
(2) as needed to provide liquidity to the Fund in order to make redemptions of Fund shares, or (3) to maintain a high quality investment portfolio. Issuers of participation interests retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of the Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. With respect to insurance, the Trust attempts to have the issuer of the participation interest bear the cost of the insurance, although the Trust retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund. The Adviser has been instructed by the Trust's Board of Trustees to monitor continually the pricing, quality and liquidity of the variable rate instruments held for the Fund, including the participation interests, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Adviser may subscribe.

         In view of the possible "concentration" of the Fund in participation interests in Municipal Obligations secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit or guarantee.

         Because of the variable rate nature of the instruments, during periods when prevailing interest rates decline, the Fund's yield will decline. On the other hand, during periods when prevailing interest rates increase, the Fund's yield will increase. While the value of the underlying variable rate instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The portfolio may contain variable rate instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate instruments may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate instruments is made in relation to movements of various interest rate adjustment indices, the variable rate instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

Interest Rates

         The value of the securities in the Fund's portfolio can be expected to vary inversely with changes in prevailing interest rates. Although the Fund's investment policies are designed to minimize these changes and to maintain a net asset value of $1.00 per share, there is no assurance that these policies will be successful. Withdrawals by shareholders could require the sale of portfolio investments at a time when such a sale might not otherwise be desirable.

"When Issued" Municipal Obligations

         The Fund may invest in municipal obligations that are offered on a "when-issued" or "forward delivery" basis. The payment obligation and the interest rate that will be received on the municipal obligations offered on this basis are each fixed at the time the Fund commits to the purchase, although settlement, i.e., delivery of and payment for the municipal obligations, takes place beyond customary settlement time (but normally within 45 days of the commitment). Between the time the Fund commits to purchase the "when-issued" or "forward delivery" municipal obligation for the Fund and the time delivery and payment are made, the "when-issued" or "forward delivery" municipal obligation is treated as an asset of the Fund and the amount which the Fund is committed to pay for that municipal obligation is treated as a liability of the Fund. No interest on a "when-issued" or "forward delivery" municipal obligation is accrued for the Fund until delivery occurs. Although the Fund only makes commitments to purchase "when-issued" or "forward delivery" municipal obligations with the intention of actually acquiring them, the Fund may sell these obligations before the settlement date if deemed advisable by the Adviser.

         Purchasing municipal obligations on a "when-issued" or "forward delivery" basis can involve a risk that the yields available in the market on the settlement date may actually be higher (or lower) than those obtained in the transaction itself and, as a result, the "when-issued" or "forward delivery" Municipal Obligation may have a lesser (or greater) value at the time of settlement than the Fund's payment obligation with respect to that municipal obligation. Furthermore, if the Fund sells the "when-issued" or "forward delivery" Municipal obligation before the settlement date or if the Trust sells other obligations from the Fund's portfolio in order to meet the payment obligations, the Fund may realize a capital gain, which is not exempt from federal and California State income taxation.

         Municipal Obligations purchased on a "when-issued" or "forward delivery" basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way, that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. A separate account of the Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of the "when-issued" or "forward delivery" commitments is established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities are valued at market value. If the market value of such securities declines, additional cash or high quality debt securities are placed in the account daily so that the value of the account equals the amount of the Fund's commitments. On the settlement date of the "when-issued" or "forward delivery" securities, the Fund's obligations are met from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although not normally expected, from sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or lesser than the Fund's payment obligations).

Stand-By Commitments

         When the Fund purchases municipal obligations it may also acquire stand-by commitments from banks with respect to such municipal obligations. The Fund also reserves the right, and may in the future, subject to receipt of an exemptive order pursuant to the 1940 Act, acquire stand-by commitments from broker-dealers. There can be no assurance that such an order will be granted. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified municipal obligation at a specified price. A stand-by commitment is the equivalent of a "put" option acquired for the Fund with respect to a particular municipal obligation held for it.

         The Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit the Fund to be fully invested in municipal obligations, and to the extent possible California municipal obligations, while preserving the necessary liquidity to purchase municipal obligations on a "when-issued" basis, to meet unusually large redemptions and to purchase at a later date municipal obligations other than those subject to the stand-by commitment.

         The amount payable to the Fund upon the exercise of a stand-by commitment normally is (1) the acquisition cost of the municipal obligation (excluding any accrued interest paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the underlying municipal obligation is valued at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying municipal obligation. Stand-by commitments are valued at zero for purposes of computing the net asset value per share of the Fund.

         The stand-by commitments that the Fund may enter into are subject to certain risks, which include the ability of the issuer of the commitment to pay for the municipal obligations at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and the fact that the maturity of the underlying Municipal Obligation will generally be different from that of the commitment.

Taxable Securities

         Although the Fund attempts to invest 100% of its net assets in municipal obligations, the Fund may invest up to 20% of its net assets in securities of the kind described below, the interest income on which is subject to federal income tax, under any one or more of the following circumstances: (a) pending investment of proceeds of sales of Fund shares or of portfolio securities; (b) pending settlement of purchases of portfolio securities; and (c) to maintain liquidity for the purpose of meeting anticipated redemptions.

         In addition, the Fund may temporarily invest more than 20% of its assets in such taxable securities when, in the opinion of the Adviser, it is advisable to do so because of adverse market conditions affecting the market for municipal obligations. The kinds of taxable securities in which the Fund's assets may be invested are limited to the following short-term, fixed income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the U.S. Government or its agencies, instrumentalities or authorities; (2) commercial paper rated Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), A-1+, A-1 or A-2 by Standard & Poor's Corporation ("Standard & Poor's") or F-1+, F-1 or F-2 by Fitch Investors Service, Inc. ("Fitch"); (3) certificates of deposit of domestic banks with assets of $1 billion or more; and (4) repurchase agreements with respect to municipal obligations or other securities which the Fund is permitted to own. The Fund's assets may also be invested in municipal obligations which are subject to an alternative minimum tax.

Repurchase Agreements

         The Fund may invest in repurchase agreements. A repurchase agreement arises when a buyer purchases an obligation and simultaneously agrees with the vendor to resell the obligation to the vendor at an agreed-upon price and time, which is usually not more than seven days from the date of purchase. The resale price of a repurchase agreement is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's funds are invested in the obligation and which is not related to the coupon rate on the purchased obligation. Obligations serving as collateral for each repurchase agreement are delivered to the Fund's custodian bank either physically or in book entry form and the collateral is marked to the market daily to ensure that each repurchase agreement is fully collateralized at all times. A buyer of a repurchase agreement runs a risk of loss if, at the time of default by the issuer, the value of the collateral securing the agreement is less than the price paid for the repurchase agreement. If the vendor of a repurchase agreement becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral. The Fund may enter into repurchase agreements only with a vendor which is a member bank of the Federal Reserve System or which is a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The restrictions and procedures described above which govern the investment of the Fund's assets in repurchase obligations are designed to minimize the Fund's risk of losses from those investments. Repurchase agreements are considered collateralized loans under the 1940 Act.

         All repurchase agreements entered into by the Fund is fully collateralized at all times during the period of the agreement in that the value of the underlying security is at least equal to the amount of the loan, including the accrued interest thereon, and the Fund or its custodian bank has possession of the collateral, which the Trust's Board of Trustees believes gives the Fund a valid, perfected security interest in the collateral. The Trust's Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. Repurchase agreements give rise to income which does not qualify as tax-exempt income when distributed to Fund shareholders. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held for the Fund exceed 10% of the Fund's net assets.

General

         The Fund may, in the future, seek to achieve its investment objective by investing all of its assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund. In such event, the Fund's Investment Advisory Contract would be terminated and the administrative services fees paid by the Fund would be reduced. Such investment would be made only if the Trustees of the Trust believe that the aggregate per share expenses of the Fund and such other investment company will be less than or approximately equal to the expenses which the Fund would incur if the Trust were to continue to retain the services of an investment adviser for the Fund and the assets of the Fund were to continue to be invested directly in portfolio securities.

Portfolio Transactions

         Purchases and sales of securities will usually be principal transactions. Municipal obligations and other debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. Portfolio securities normally will be purchased or sold from or to issuers directly or from or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing portfolio securities transactions for the Fund primarily consists of dealer spreads and underwriting commissions. Under the Investment Company Act of 1940 (the "1940 Act"), persons affiliated with the Fund or the Sponsor are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Securities and Exchange Commission.

         The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities for the Fund, except that portfolio transactions for the Fund will not be executed through the Sponsor and the Fund will not deal with the Sponsor as agent or principal. Subject to policies established by the Trust's Board of Trustees, the Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of Fund shareholders rather than by any formula. In placing orders for the Fund, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although the Fund does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. The policy of the Fund of investing in securities with short maturities will result in high portfolio turnover, generally exceeding 100% per year.

         The Adviser may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because the Adviser and its affiliates receive such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

         Consistent with the rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, and subject to seeking the most favorable price and execution available, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

         Investment decisions for the Fund and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought for certain clients even though it could have been sold for other clients at the same time, and a particular security may be sold for certain clients even though it could have been bought for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. In some instances, one client may sell a particular security to another client. Two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in that security are, insofar as practicable, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. In addition, when purchases or sales of the same security for the Fund and for other clients of the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchases or sales. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients in terms of the price paid or received or of the size of the position obtainable.

                             INVESTMENT RESTRICTIONS

         The Trust has adopted the following investment restrictions with respect to the Fund which may not be changed without approval by holders of a "majority of the outstanding shares" of the Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

         The Trust, on behalf of the Fund, may not:

    (1) borrow money or pledge, mortgage or hypothecate assets of the Fund, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the value of the net assets of the Fund, including the amount borrowed, and may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only to accommodate requests for the redemption of shares of the Fund while effecting an orderly liquidation of portfolio securities); for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions" below;

    (2) purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities;

    (3) underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in selling a portfolio security for the Fund;

    (4) make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short-term obligations, or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction
(4) the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

    (5) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

    (6) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry, except that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund;

    (7) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above;

    (8) write, purchase or sell any put or call option or any combination thereof;

    (9) invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days); provided, however, that this Investment Restriction shall not apply to (a) any security if the holder thereof is permitted to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such security or by tendering or "putting" such security to a third party, or (b) the investment by the Trust of all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund; and

    (10) make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes).

         For purposes of the investment restrictions described above and the state and federal restrictions described below, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable rules of the Securities and Exchange Commission, be considered a separate security and treated as an issue of such government, other entity or bank.

         Non-Fundamental Restrictions. The Trust on behalf of the Fund does not, as a matter of operating policy:

         (1) borrow money for any purpose in excess of 10% of the Fund's total assets (taken at cost) (moreover, the Trust will not purchase any securities for the Fund's portfolio at any time at which borrowings exceed 5% of the Fund's total assets (taken at market value));

         (2) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's net assets (taken at market value);

         (3) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

         (4) invest for the purpose of exercising control or management;

         (5) purchase securities issued by any registered investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Trust will not purchase the securities of any registered investment company for the Fund if such purchase at the time thereof would cause more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held for the Fund; and provided, further, that the Trust shall not purchase securities issued by any open-end investment company;

         (6) invest more than 10% of the Fund's net assets in securities that are not readily marketable, including fixed time deposits and repurchase agreements maturing in more than seven days;

         (7) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class;

         (8) invest more than 5% of the Fund's assets in companies which, including predecessors, have a record of less than three years' continuous operation; or

         (9) purchase or retain in the Fund's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value. These policies are not fundamental and may be changed by the Trust on behalf of the Fund without shareholder approval.

         For purposes of the investment restrictions described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable rules of the Securities and Exchange Commission, be considered a separate security and treated as an issue of such government, other entity or bank.

Percentage and Rating Restrictions

         If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or a later change in the rating of a security held by the Fund is not considered a violation of policy. However, the Adviser will consider such change in its determination of whether to hold the security. Additionally, if such later change results in the Fund holding more than 10% of its net assets in illiquid securities, the Fund will take such action as is necessary to reduce the percentage of the Fund's net assets invested in illiquid securities to 10% or less. To the extent the ratings given by Moody's Investors Service, Inc. or Standard & Poor's Corporation may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use comparable ratings as standards for investments in accordance with the investment policies set forth in the Prospectus.

         Subsequent to its purchase by the Trust on behalf of the Fund, a rated Municipal Obligation may cease to be rated or its rating may be reduced below the minimum required for purchase for the Fund. Neither event requires sale of such Municipal Obligation by the Trust

(other than variable rate instruments which must be sold if they are not "high quality"), but the Adviser considers such event in determining whether the Trust should continue to hold the Municipal Obligation on behalf of the Fund. To the extent that the ratings given to the Municipal Obligations or other securities held by the Fund are altered due to changes in either the Moody's, Standard & Poor's or Fitch's ratings systems (see "Description of Ratings" in Appendix A to the Prospectus for an explanation of Standard & Poor's, Moody's and Fitch ratings), the Adviser will adopt such changed ratings as standards for its future investments in accordance with the investment policies contained in the Prospectus. Certain Municipal Obligations issued by instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Treasury but only by the creditworthiness of the instrumentality. The Trust's Board of Trustees has determined that any Municipal Obligation that depends directly, or indirectly through a government insurance program or other guarantee, on the full faith and credit of the U.S. Government is considered to have a rating in the highest category. Where necessary to ensure that the Municipal Obligations are of "high quality" (i.e., within the two highest ratings assigned by any major rating service), or where the obligations are not freely transferable, the Trust requires that the obligation to pay the principal and accrued interest be backed by an unconditional irrevocable bank letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution.

                             PERFORMANCE INFORMATION

         From time to time the Trust may provide annualized "yield," "effective yield" and "tax equivalent yield" quotations for the Fund in advertisements, shareholder reports or other communications to shareholders and prospective investors. The methods used to calculate a Fund's yield, effective yield and tax equivalent yield are mandated by the Securities and Exchange Commission. The "yield" of a Fund refers to the income generated by an investment in the Fund over a seven day period (which period will be stated in any such advertisement or communication). This income is then "annualized". That is, the amount of income generated by the investment during that seven day period is assumed to be generated each week over a 365 day period and is shown as a percentage of the investment. Specifically, the yield is calculated by dividing the net change in the value of an account having a balance of one share at the beginning of the period by the value of the account at the beginning of the period and multiplying the quotient by 365/7. The "effective yield" is calculated similarly, but when annualized the income earned by the investment during that seven day period is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Specifically, the "effective yield" quotation of the Fund is calculated by compounding the current yield quotation for such period by multiplying such quotation by 7/365, adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result.

         Information on the yield of the Fund is not provided because the shares
of the Fund were not offered prior to [    ] ___, 2000.

         Any "tax equivalent yield" quotation for the Fund is calculated as follows: if the entire current yield quotation for such period is tax-exempt, the tax equivalent yield will be the current yield quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current yield quotation is not tax-exempt, the tax equivalent yield will be the sum of (a) that portion of the yield which is tax-exempt divided by 1 minus a stated income tax rate or rates, and (b) the portion of the yield which is not tax-exempt.

         A "total rate of return" quotation for the Fund is calculated for any period by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the net asset value of the first day of such period, and (b) subtracting 1 from the results. Any annualized total rate of return quotation is calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

         Information on the total return of the shares of the Fund is not
provided because the shares of the Fund were not offered prior to [     ] ___,
2000.

         Any "tax equivalent total rate of return" quotation for the Fund is calculated as follows: if the entire current total rate of return quotation for such period is tax-exempt, the tax equivalent total rate of return will be the current total rate of return quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current total rate of return quotation is not tax-exempt, the tax equivalent total rate of return will be the sum of (a) that portion of the total rate of return which is tax-exempt divided by 1 minus a stated income tax rate or rates, and (b) the portion of the total rate of return which is not tax-exempt. Assuming a 39.6% tax rate, the tax equivalent total rate of return and the tax equivalent average annual total rate of return shares of the Fund was as follows:

         Information on the Tax Equivalent Total Rate of Return and Tax Equivalent Average Annual Total Rate of Return for the Fund is not provided
because the shares of the Fund were not offered prior to [     ] ___, 2000.

         Since these yield and effective yield quotations are based on historical earnings and reflect only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based, and since the Fund's yield and effective yield fluctuate from day to day, these quotations should not be considered as an indication or representation of the Fund's yield or effective yield, if applicable, in the future. Any performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of the Fund's portfolio and the market quotations during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

         Performance information for the Fund may be compared, in reports and promotional literature, to: (i) unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general, (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies (including IBC/Donoghue's Money Fund Reports), publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

         Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yield of the Fund varies based on the type, quality and maturities of the obligations held for the Fund, fluctuations in short-term interest rates, and changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields should be considered when comparing the yield of the Fund to yields published for other investment companies or other investment vehicles.

         A Shareholder Servicing Agent or a securities broker, if applicable, may charge its customers direct fees in connection with an investment in the Fund, which will have the effect of reducing the net return on the investment of customers of that Shareholder Servicing Agent or that securities broker. Specifically, investors who purchase and redeem shares of the Fund through a Shareholder Servicing Agent may be charged one or more of the following types of fees as agreed upon by the Shareholder Servicing Agent and the investor, with respect to the customer services provided by the Shareholder Servicing Agent: account fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on those assets). Such fees will have the effect of reducing the yield and effective yield of the Fund for those investors.

         Conversely, the Trust has been advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agent or securities broker quotations reflecting such decreased or increased return.

                             MANAGEMENT OF THE TRUST

Trustees and Officers

         The principal occupations of the Trustees and executive officers of the Trust for the past five years are listed below. Asterisks indicate that those Trustees and officers are

"interested persons" (as defined in the 1940 Act) of the Trust. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

         NAME AND ADDRESS               POSITION WITH TRUST                   PRINCIPAL OCCUPATION
         ----------------               -------------------                   --------------------

FREDERICK C. CHEN,                            Trustee                 Management Consultant
126 Butternut Hollow Road,
Greenwich, Connecticut
06830

ALAN S. PARSOW                                Trustee                 General Partner of Parsow
2222 Skyline Drive, Elkhorn,                                          Partnership, Ltd.
Nebraska 68022                                                        (investments)

LARRY M. ROBBINS                              Trustee                 Director for the Center of
Wharton Communication                                                 Teaching and Learning,
Program, University of                                                University of Pennsylvania.
Pennsylvania, 336 Steinberg
Hall-Dietrich Hall,
Philadelphia, Pennsylvania
19104-

MICHAEL SEELY                                 Trustee                 President of Investor
405 Lexington Avenue, Suite                                           Access Corporation (investor
909, New York, New York                                               relations consulting firm)
10174

LESLIE E. BAINS**                             Trustee                 Senior Executive Vice President, HSBC
                                                                      Bank USA, 1990-present; Senior Vice
                                                                      President. The Chase Manhattan Bank,
                                                                      N.A., 1980-1990

WALTER B. GRIMM*                      President and Secretary         Employee of BISYS Fund
                                                                      Services, Inc., June, 1992 to
                                                                      present; prior to June, 1992
                                                                      President of Leigh
                                                                      Investments Consulting
                                                                      (investment firm)

MARK L. SUTER                             Vice President              Employee of BISYS Fund
                                                                      Services, Inc., January 2000 to
                                                                      present; VP Seligman Data Corp.,
                                                                      June 1997 to January 2000;
                                                                      Capital Link Consulting, February 1997
                                                                      to June 1997; US Trust NY, June 1986
                                                                      to February 1991.

SUE A. WALTERS*                           Vice President              Employee of BISYS Fund
                                                                      Services, Inc., July 1990
                                                                      to present



         NAME AND ADDRESS               POSITION WITH TRUST                   PRINCIPAL OCCUPATION
         ----------------               -------------------                   --------------------

NADEEM YOUSAF                           Treasurer                     Employee of BISYS Fund Services, Inc.,
                                                                      August 1999 to present; Director. IBT,
                                                                      Canadian Operations, May 1995 to
                                                                      March 1977; Assistant Manager
                                                                      Price Waterhouse.

LISA M. HURLEY*                         Secretary                     Senior Vice President and General Counsel
                                                                      of BISYS Fund Services, May 1998 to
                                                                      present; General Counsel of Moore
                                                                      Capital Management Inc., October 1993
                                                                      to May 1996, Senior Vice President and
                                                                      General Counsel of Northstar Investment
                                                                      Management Corporation.

ALAINA METZ*                            Assistant Secretary           Chief Administrator, Administrative
                                                                      and Regulatory Services, BISYS Fund
                                                                      Services, Inc., June 1995 to
                                                                      present; Supervisor, Mutual Fund
                                                                      Legal Department, Alliance Capital
                                                                      Management, May 1989 to June 1995

         *Messrs. Grimm and Yousaf and Mss. Walters, Hurley, and Metz, also are officers of certain other investment companies of which BISYS or an affiliate is the administrator.

         **Ms. Bains is an "interested person" as that term is defined in the 1940 Act.

         ***The Fund Complex includes the Trust, HSBC Advisor Funds Trust, and HSBC Investor Portfolios.

         Information on the compensation and fees received by the Trustees is
not provided because the shares of the Fund was not offered prior to [     ]
___, 2000.

         As of ____ __, 2000, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.

         The Trust's Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions as officers with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Investment Adviser

         Pursuant to an Investment Advisory Contract, HSBC Asset Management (Americas), Inc. serves as investment adviser to the Fund. The Adviser manages the investment and reinvestment of the assets of the Fund and continuously reviews, supervises and administers the investments of the Fund pursuant to an Investment Advisory Contract (the "Investment Advisory Contract"). The Adviser also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Fund. Subject to such policies as the Board of Trustees may determine, the Adviser places orders for the purchase and sale of the Fund's investments directly with brokers or dealers selected by it in its discretion. See "Portfolio Transactions" above. The Adviser does not place orders with the Distributor. For its services under the Investment Advisory Contract, the Adviser receives fees, payable monthly, from the Fund at the annual rate of 0.20% of the Fund's average daily net assets.

         The Adviser is a wholly owned subsidiary of HSBC Bank USA ("HSBC"), which is a wholly owned subsidiary of HSBC USA, Inc., a registered bank holding company, and currently provides investment advisory services for individuals, trusts, estates and institutions.

         HSBC and its affiliates may have deposit, loan and other commercial banking relationships with issuers of obligations purchased for the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of obligations so purchased. HSBC and its affiliates deal, trade and invest for their own accounts in U.S. Government and Municipal obligations and are dealers of various types of U.S. Government and Municipal obligations. HSBC and its affiliates may sell U.S. Government and Municipal obligations to, and purchase them from, other investment companies sponsored by BISYS Fund Services. There is no restriction on the amount or type of U.S. Government or Municipal obligations available to be purchased for the Fund. The Adviser has informed the Trust that, in making its investment decisions, it does not obtain or use material inside information in the possession of any division or department of HSBC or in the possession of any affiliate of HSBC.

         HSBC complies with applicable laws and regulations, including the regulations and rulings of the U.S. Comptroller of the Currency relating to fiduciary powers of national banks. These regulations provide, in general, that assets managed by a national bank as fiduciary shall not be invested in stock or obligations of, or property acquired from, the bank, its affiliates or their directors, officers or employees or other persons with substantial connections with the bank. The regulations further provide that fiduciary assets shall not be sold or transferred, by loan or otherwise, to the bank or persons connected with the bank as described above. HSBC, in accordance with federal banking laws, may not purchase for its own account securities of any investment company the investment adviser of which it controls, extend credit to any such investment company, or accept the securities of any such investment company as collateral for a loan to purchase such securities. Moreover, HSBC, its officers and employees do not express any opinion with respect to the advisability of any purchase of such securities.

         The investment advisory services of HSBC to the Fund are not exclusive under the terms of the Investment Advisory Contract. HSBC is free to and does render investment advisory services to others.

         The Investment Advisory Contract will continue in effect with respect to the Fund, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees, and (ii) by a majority of the Trustees who are not parties to such Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Contract may be terminated with respect to the Fund without penalty by either party on 60 days' written notice and will terminate automatically if assigned. The Contract provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or of reckless disregard of its or their obligations and duties under the Contract.

         Information on the investment advisory fees for the Fund is not
provided because the shares of the Fund was not offered prior to [   ] __, 2000.

Distribution Plans --Class A, Class B, Class C, and Class D Shares Only

         Four Distribution Plans have been adopted by the Trust (the "Distribution Plans") with respect to the Class A Shares (the "Class A Plan"), the Class B Shares (the "Class B Plan"), Class C Shares (the "Class C Plan"), and Class D (the "Class D Plan"). The Distribution Plans provide that they may not be amended to increase materially the costs which either the Class A Shares, Class B Shares, Class C Shares and Class D Shares may bear pursuant to the Class A Plan, Class B Plan, Class C Plan and Class D Plan without approval by shareholders of the Class A Shares, Class B Shares, Class C Shares and Class D Shares, respectively, and that any material amendments of the Distribution Plans must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreement ("Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees who are not "interested persons" of the Trust (the "Independent Trustees") has been committed to the discretion of the Independent Trustees. The Distribution Plans have been approved, and are subject to annual approval, by the Board of Trustees and by the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plans. In adopting the Class A Plan, Class B Plan, Class C Plan and Class D Plan, the Trustees considered alternative methods to distribute the Class A Shares, Class B Shares, Class C Shares and Class D Shares and to reduce each class's expense ratio and concluded that there was a reasonable likelihood that each Distribution Plan will benefit their respective class and that class's shareholders. The Distribution Plans are terminable with respect to the Class A Shares, Class B Shares, Class C Shares or Class D Shares at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of that class.

          Information on the distribution expenses for the Fund is not provided
because the shares of the Fund was not offered prior to [    ] ___, 2000.

The Distributor and Sponsor

         BISYS Fund Services ("BISYS"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, acts as sponsor and distributor to the Fund under a Distribution Contract with the Trust. The Distributor may, out of its own resources, make payments to broker-dealers for their services in distributing Shares. BISYS and its affiliates also serve as administrator or distributor to other investment companies. BISYS is a wholly owned subsidiary of BISYS Group, Inc.

         Pursuant to the Distribution Plans adopted by the Trust, the Distributor is reimbursed from the Fund monthly for costs and expenses incurred by the Distributor in connection with the distribution of Class A Shares, Class B Shares, Class C Shares and Class D Shares of the Fund and for the provision of certain shareholder services with respect to these Shares. Payments to the Distributor are for various types of activities, including: (1) payments to broker-dealers which advise shareholders regarding the purchase, sale or retention of Class A Shares, Class B Shares, Class C Shares and Class D Shares of the Fund and which provide shareholders with personal services and account maintenance services ("service fees"), (2) payments to employees of the Distributor, and (3) printing and advertising expenses. Pursuant to the Class A and Class D Plan, the amount of their reimbursement from the Fund may not exceed on an annual basis 0.25% of the average daily net assets of the Fund represented by Class A Shares outstanding during the period for which payment is being made. Pursuant to the Class B Plan and Class C Plan, respectively, such payments by the Distributor to broker-dealers may be in amounts on an annual basis of up to 0.75% of the Fund's average daily net assets as presented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. The aggregate fees paid to the Distributor pursuant to the Class B Plan and Class C Plan, respectively, and to Shareholder Servicing Agents pursuant to the Administrative Services Plan will not exceed on an annual basis 1.00% of the Fund's average daily net assets represented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. Pursuant to the Class D Plan, the amount of their reimbursement from the Fund may not exceed on an annual basis 0.25% of the average daily net assets of the Fund represented by Class D Shares outstanding during the period for which payment is being made. Salary expense of BISYS personnel who are responsible for marketing shares of the various series of the Trust may be allocated to such series on the basis of average net assets; travel expense is allocated to, or divided among, the particular series for which it is incurred.

         Any payment by the Distributor or reimbursement of the Distributor from the Fund made pursuant to the Distribution Plans is contingent upon the Board of Trustees' approval. The Fund is not liable for distribution and shareholder servicing expenditures made by the Distributor in any given year in excess of the maximum amount payable under the Distribution Plans in that year.

Administrative Services Plan

         The Trust has adopted an Administrative Services Plan which provides that the Trust may obtain the services of an administrator, transfer agent, custodian, and one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services. The Administrative Services Plan continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or with respect to the Class A, Class B Shares, Class C Shares, Class D Shares or Class Y Shares by a majority vote of shareholders of that class. The Administrative Services Plan may not be amended to increase materially the amount of permitted expenses thereunder with respect to the Class A Shares, Class B Shares, Class C Shares, Class D Shares or Class Y Shares without the approval of a majority of shareholders of that class, and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

Administrator

         Pursuant to an Administration Agreement, BISYS provides the Trust with general office facilities and supervises the overall administration of the Trust and the Fund. BISYS provides persons satisfactory to the Board of Trustees of the Trust to serve as officers of the Trust. Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of BISYS or its affiliates. For these services and facilities, BISYS receives from the Fund fees payable monthly at an annual rate equal to 0.10% of the first $1 billion of the Fund's average daily net assets, 0.08% of the next $1 billion of such assets; and 0.07% of such assets in excess of $2 billion.

         The Administration Agreement will remain in effect until March 31, 2001, and automatically will continue in effect thereafter from year to year unless terminated upon 60 days' written notice to BISYS. The Administration Agreement will terminate automatically in the event of its assignment. The Administration Agreement also provides that neither BISYS nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

         Information on the administration fees for the Fund is not provided
because the shares of the Fund was not offered prior to [   ] ___, 2000.

Transfer Agent

         The Trust has entered into Transfer Agency Agreements with BISYS, pursuant to which BISYS acts as transfer agent (the "Transfer Agent"). The Transfer Agent maintains an account for each shareholder of the Fund (unless such account is maintained by the shareholder's securities-broker, if applicable, or Shareholder Servicing Agent), performs other transfer agency functions, and act as dividend disbursing agent for the Fund. The principal business address of BYSIS is 3435 Stelzer Road, Columbus, OH 43219.

Custodian

         Pursuant to a Custodian Agreement, HSBC also acts as the custodian of the Fund's assets (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts in order to calculate the daily net asset value of Shares of the Fund. Securities held for the Fund may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company. The Custodian does not determine the investment policies of the Fund or decide which securities will be purchased or sold for the Fund. For its services, HSBC receives such compensation as may from time to time be agreed upon by it and the Trust.

Shareholder Servicing Agents

         The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent, including HSBC, pursuant to which a Shareholder Servicing Agent, as agent for its customers, among other things: answers customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of Class A Shares, Class B Shares, Class C Shares, Class D and Class Y Shares of the Fund may be effected and certain other matters pertaining to the Fund; assists shareholders in designating and changing dividend options, account designations and addresses; provides necessary personnel and facilities to establish and maintain shareholder accounts and records; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Shares; verifies and guarantees shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishes (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmits, on behalf of the Trust, proxy statements, annual reports, updated prospectuses and other communications from the Trust to the Fund's shareholders; receives, tabulates and transmits to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Fund or the Trust; and provides such other related services as the Trust or a shareholder may request. With respect to Class A, Class B Shares, Class C, and Class D Shares, each Shareholder Servicing Agent receives a fee from the Fund for these services, which may be paid periodically, determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in accounts serviced by such Shareholder Servicing Agent during such period, and the expenses incurred by such Shareholder Servicing Agent.

         The Trust understands that some Shareholder Servicing Agents also may impose certain conditions on their customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Trust, such as requiring a different minimum initial or subsequent investment, account fees (a fixed amount per transaction processed), compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered), or account maintenance fees (a periodic charge based on a percentage of the assets in the account or of the dividends paid on those assets). Each Shareholder Servicing Agent has agreed to transmit to its customers who are holders of Shares appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to the imposition of any transaction fees. Conversely, the Trust understands that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts.

Federal Banking Law

         The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, HSBC's activities remain subject to, and may be limited by, applicable federal banking law and regulations. HSBC believes that it possesses the legal authority to perform the services for the Fund contemplated by the Prospectus, this SAI, and the Investment Advisory Agreement without violation of applicable statutes and regulations. If future changes in these laws and regulations were to limit the ability of HSBC to perform these services, the Board of Trustees would review the Trust's relationship with HSBC and consider taking all action necessary in the circumstances, which could include recommending to shareholders the selection of another qualified advisor or, if that course of action appeared impractical, that the Fund be liquidated.

Expenses

         Except for the expenses paid by the Adviser and the Distributor, the Fund bears all costs of its operations. Expenses attributable to a class ("Class Expenses") shall be allocated to that class only. Class Expenses with respect to the Class A Shares, Class B Shares, Class C Shares and Class D Shares must include payments made pursuant to their respective Distribution Plan and the Administrative Services Plan. In the event a particular expense is not reasonably allocable by class or to a particular class, it shall be treated as the Fund expense or the Trust expense. Trust expenses directly related to the Fund are charged to the Fund; other expenses are allocated proportionally among all the portfolios of the Trust in relation to the net asset value of the Fund.

         Information on the operating expenses for the Fund is not provided
because the shares of the Fund was not offered prior to [   ] ___, 2000.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value of each share of each class of the Fund is determined on each day on which the New York Stock Exchange is open for trading. As of the date of this Statement of Additional Information, the New York Stock Exchange is open every weekday except for the days on which the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The Trust uses the amortized cost method to determine the value of the Fund's portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing an obligation at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

         Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund's dollar-weighted average portfolio maturity of 90 days or less must be maintained, and only securities having remaining maturities of 397 days or less which are determined by the Trust's Board of Trustees to be of high quality with minimal credit risks may be purchased. Pursuant to Rule 2a-7, the Board has established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Fund, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value of the Fund calculated by using available market quotations deviates from the $1.00 per share valuation based on amortized cost. The extent of any deviation is examined by the Board of Trustees. If such deviation exceeds $0.003, the Board promptly considers what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations. It is anticipated that the net asset value of each class of shares will remain constant at $1.00, although no assurance can be given that the net asset value will remain constant on a continuing basis.

                               PURCHASE OF SHARES

         Class A Shares, Class D Shares and Class Y Shares of the Fund are continuously offered for sale by the Distributor at net asset value (normally $1.00 per share) with no front-end sales charge to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a Shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"). Class A Shares, Class D Shares and Class Y Shares may be purchased through Shareholder Servicing Agents or, in the case of Investor Shares only through securities brokers that have entered into a dealer agreement with the Distributor ("Securities Brokers"). At present, the only Shareholder Servicing Agents for Class Y Shares of the Fund are HSBC and its affiliates.

         Class B Shares and Class C Shares of the Fund are not offered for sale but are only offered as an exchange option for Class B shareholders and Class C shareholders of the Trust's other investment portfolios who wish to exchange some or all of those Class B shares or Class C shares for Class B Shares or Class C Shares, respectively, of the Fund. Although Class B Shares and Class C Shares of the Fund are not subject to a sales charge when a shareholder exchanges Class B shares or Class C shares of another Trust portfolio for Class B Shares or Class C Shares of the Fund, they may be subject to a contingent deferred sales charge when they are redeemed. See "Contingent Deferred Sales Charge ("CDSC") -- Class B Shares and Class C Shares" below.

         Purchases of Class A Shares, Class D Shares and Class Y Shares are effected on the same day the purchase order is received by the Distributor provided such order is received prior to 12:00 noon, New York time, on any Fund Business Day. Shares purchased earn dividends from and including the day the purchase is effected. The Trust intends the Fund to be as fully invested at all times as is reasonably practicable in order to enhance the yield on their assets. Each Shareholder Servicing Agent or Securities Broker is responsible for and required to promptly forward orders for Shares to the Distributor.

         While there is no sales load on purchases of Class A Shares and Class D Shares, the Distributor may receive fees from the Fund. See "Management of the Trust -- The Distributor and Sponsor" above. Other funds which have investment objectives similar to those of the Fund but which do not pay some or all of such fees from their assets may offer a higher yield.

         All purchase payments are invested in full and fractional Shares. The Trust reserves the right to cease offering Shares for sale at any time or to reject any order for the purchase of Shares.

         An investor may purchase Class A Shares and Class D Shares through the Distributor directly or by authorizing his Shareholder Servicing Agent or his securities broker to purchase such shares on his behalf through the Distributor. An investor may purchase Class Y Shares by authorizing his Shareholder Servicing Agent to purchase such Shares on his behalf through the Distributor.

Exchange Privilege

         By contacting the Transfer Agent or his Shareholder Servicing Agent or his securities broker, a shareholder may exchange some or all of his Shares for shares of an identical class of one or more of the following investment companies: HSBC Investor U.S. Government Fund, HSBC Investor Bond Fund, HSBC Investor Overseas Equity Fund, HSBC Investor Opportunity Fund, HSBC Investor California Tax-Free Bond Fund, HSBC Investor California Tax-Free Fund, HSBC Investor Equity Fund, and such other HSBC Investor Funds or other registered investment companies for which HSBC serves as investment adviser as HSBC may determine (the "HSBC Investor Funds"). An investor will receive Class A Shares of the Fund in exchange for Class A shares of the HSBC Investor Funds, unless the investor is eligible to receive Class D Shares of the Fund, in which case the investor will receive Class D Shares of the Fund in exchange for Class A shares of a HSBC Investor Fund. Class B Shares, Class C Shares and
Class Y Shares may be exchanged for shares of the same class of one or more of the HSBC Investor Funds at net asset value without a front-end sales charge provided that the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. Holders of the Fund's Class B Shares may not exchange their Shares for shares of any other class. Exchanges of Fund Investor Shares for Investor shares of one or more HSBC Investor Funds may be made upon payment of the applicable sales charge, unless otherwise exempt. Shareholders of Class A and Class D Shares of the Fund who are shareholders as of December 31, 1997 will be grandfathered with respect to the HSBC Investor Funds and will be exempt from having to pay a sales charge on any new purchases of Class A or Class D Shares of the Fund. An exchange of Class B Shares or Class C Shares will not affect the holding period of the Class B Shares or Class C Shares for purposes of determining the CDSC, if any, upon redemption. An exchange may result in a change in the number of Shares held, but not in the value of such Shares immediately after the exchange. Each exchange involves the redemption of the Shares to be exchanged and the purchase of the shares of the other HSBC Investor Funds.

         The exchange privilege (or any aspect of it) may be changed or discontinued upon 60 days' written notice to shareholders and is available only to shareholders in states in which such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the other HSBC Investor Funds and consider the differences in investment objectives and policies before making any exchange.

         An exchange is considered a sale of shares and may result in a capital gain or loss for federal income tax purposes. A Shareholder wishing to exchange his or her Shares may do so by contacting the Trust at 888-525-5757, by contacting his or her broker-dialer or by providing written instruction to the Distributor.

Automatic Investment Plan

         The Trust offers a plan for regularly investing specified dollar amounts ($25.00 minimum in monthly, quarterly, semi-annual or annual intervals) in the Fund. If an Automatic Investment Plan is selected, subsequent investments will be automatic and will continue until such time as the Trust and the investor's bank are notified to discontinue further investments. Due to the varying procedures to prepare, process and to forward bank withdrawal information to the Trust, there may be a delay between the time of the bank withdrawal and the time the money reaches the Fund. The investment in the Fund will be made at the net asset value per share determined on the day that both the check and the bank withdrawal data are received in required form by the Distributor. Further information about the plan may be obtained from BISYS at the telephone number listed on the back cover.

         For further information on how to purchase Investor Shares from the Distributor, an investor should contact the Distributor directly (see back cover for address and phone number).

Purchases Through a Shareholder Servicing Agent or a Securities Broker

         Class A Shares and Class D Shares of the Fund are being offered to the public, to customers of a Shareholder Servicing Agent and to customers of a securities broker that has entered into a dealer agreement with the Distributor. Class Y Shares of the Fund are only being offered to customers of Shareholder Servicing Agents. Shareholder Servicing Agents and securities brokers, if applicable, may offer services to their customers, including specialized procedures for the purchase and redemption of Shares, such as pre-authorized or automatic purchase and redemption programs and "sweep" checking programs. Each Shareholder Servicing Agent and securities broker may establish its own terms, conditions and charges, including limitations on the amounts of transactions, with respect to such services. Charges for these services may include fixed annual fees, account maintenance fees and minimum account balance requirements.

         Shareholder Servicing Agents and securities brokers may transmit purchase payments on behalf of their customers by wire directly to the Fund's custodian bank by following the procedures described above.

         For further information on how to direct a securities broker, if applicable, or a Shareholder Servicing Agent to purchase Shares, an investor should contact his securities broker or his Shareholder Servicing Agent.

                              REDEMPTION OF SHARES

         A shareholder may redeem all or any portion of the Shares in his account at any time at the net asset value (normally $1.00 per share) next determined after a redemption order in proper form is furnished by the shareholder to the Transfer Agent, with respect to Shares purchased directly through the Distributor, or to his securities broker or his Shareholder Servicing Agent, and is transmitted to and received by the Transfer Agent. Class A Shares, Class D Shares and Class Y Shares may be redeemed without charge while Class B Shares and Class C Shares may be subject to a contingent deferred sales charge (CDSC). See "Contingent Deferred Sales Charge ("CDSC") -- Class B Shares and Class C Shares" above. Redemptions are effected on the same day the redemption order is received by the Transfer Agent provided such order is received prior to 12:00 noon, New York time, on any Fund Business Day. Shares redeemed earn dividends up to and including the day prior to the day the redemption is effected.

         The proceeds of a redemption are normally paid from the Fund in federal funds on the next Fund Business Day following the date on which the redemption is effected, but in any event within seven days. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists. To be in a position to eliminate excessive expenses, the Trust reserves the right to redeem upon not less than 30 days' notice all Shares in an account which has a value below $50, provided that such involuntary redemptions will not result from fluctuations in the value of Fund Shares. A shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

         Unless Shares have been purchased directly from the Distributor, a shareholder may redeem Shares only by authorizing his securities broker, if applicable, or his Shareholder Servicing Agent to redeem such Shares on his behalf (since the account and records of such a shareholder are established and maintained by his securities broker or his Shareholder Servicing Agent). For further information as to how to direct a securities broker or a Shareholder Servicing Agent to redeem Shares, a shareholder should contact his securities broker or his Shareholder Servicing Agent.

Systematic Withdrawal Plan

         Any shareholder who owns Shares with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which he redeems at net asset value the number of full and fractional shares which will produce the monthly, quarterly, semi-annual or annual payments specified (minimum $50.00 per payment). Depending on the amounts withdrawn, systematic withdrawals may deplete the investor's principal. Investors contemplating participation in this Plan should consult their tax advisers. No additional charge to the shareholder is made for this service.

Redemption of Shares Purchased Directly Through the Distributor

         Redemption by Letter. Redemptions may be made by letter to the Transfer Agent specifying the dollar amount or number of Investor Shares to be redeemed, account number and the Fund. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign). In connection with a written redemption request, all signatures of all registered owners or authorized parties must be guaranteed by an Eligible Guarantor Institution, which includes a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. The Fund's transfer agent, however, may reject redemption instructions if the guarantor is neither a member or not a participant in a signature guarantee program (currently known as "STAMP", "SEMP", or "NYSE MPS"). Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

         Redemption by wire or telephone. An investor may redeem Class A or Class D Shares by wire or by telephone if he has checked the appropriate box on the Purchase Application or has filed a Telephone Authorization Form with the Trust. These redemptions may be paid from the applicable Fund by wire or by check. The Trust reserves the right to refuse telephone wire redemptions and may limit the amount involved or the number of telephone redemptions. The telephone redemption procedure may be modified or discontinued at any time by the Trust. Instructions for wire redemptions are set forth in the Purchase Application. The Trust employs reasonable procedures to confirm that instructions communicated by telephone are genuine. For instance, the following information must be verified by the shareholder or securities broker at the time a request for a telephone redemption is effected: (1) shareholder's account number; (2) shareholder's social security number; and (3) name and account number of shareholder's designated securities broker or bank. If the Trust fails to follow these or other established procedures, it may be liable for any losses due to unauthorized or fraudulent instructions.

Check Redemption Service

         Shareholders may redeem Class A or Class D Shares by means of a Check Redemption Service. If Class A or Class D Shares are held in book credit form and the Check Redemption Service has been elected on the Purchase Application on file with the Trust, redemptions of shares may be made by using redemption checks provided by the Trust. There is no charge for this service. Checks must be written for amounts of $250 or more, may be payable to anyone and negotiated in the normal way. If more than one shareholder owns the Class A or Class D Shares, all must sign the check unless an election has been made to require only one signature on checks and that election has been filed with the Trust.

         Class A Shares and Class D Shares represented by a redemption check continue to earn daily dividends until the check clears the banking system. When honoring a redemption check, the Trust causes the redemption of exactly enough full and fractional Class A Shares and Class D Shares of the Fund from an account to cover the amount of the check. The Check Redemption Services may be terminated at any time by the Trust.

                  If the Check Redemption Service is requested for an account in the name of a corporation or other institution, additional documents must be submitted with the application, i.e., corporations (Certification of Corporate Resolution), partnerships (Certification of Partnership) and trusts (Certification of Trustees). In addition, since the share balance of the Fund account is changing on a daily basis, the total value of the Fund account cannot be determined in advance and the Fund account cannot be closed or entirely redeemed by check.

Contingent Deferred Sales Charge ("CDSC") - Class B Shares and Class C Shares

         Class B Shares

         There is no sales charge imposed upon an exchange for Class B Shares of the Fund, but investors may be subject to a CDSC when Class B Shares are redeemed.

         The CDSC will be based on the lesser of the net asset value at the time of original purchase of the Class B shares of the Income Fund(s) and/or the Equity Fund(s) which were exchanged for the Fund Class B Shares now being redeemed or the net asset value of such Fund Class B Shares at the time of redemption. Accordingly, a CDSC will not be imposed on amounts representing increases in net asset value above the net asset value at the time of purchase. In addition, a CDSC will not be assessed on Class B Shares purchased through reinvestment of dividends or capital gains distributions, or that are purchased by "Institutional Investors" such as corporations, pension plans, foundations, charitable institutions, insurance companies, banks and other banking institutions, and non-bank fiduciaries.

         Solely for purposes of determining the amount of time which has elapsed from the time of purchase of any Income Fund or Equity Fund Class B shares, all purchases during a month will be aggregated and deemed to have been made on the last day of the month. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of Class B Shares held for more than three years that were exchanged from Income Fund Class B shares, Class B Shares held more than four years for Class B Shares that were exchanged from Equity Fund Class B shares or Class B Shares acquired pursuant to reinvestment of dividends or distributions.

         For example, assume an investor purchased 100 Class B Shares of an Equity Fund with a net asset value of $8 per share (i.e., at an aggregate net asset value of $800) and in the eleventh month after purchase, the net asset value per share is $10 and, during such time, the investor has acquired five additional Class B shares of the Equity Fund through dividend reinvestment. If at such time the investor exchanges all of his Equity Fund Class B shares for Class B Shares of one of the Fund, the investor will have 1,050 Class B Shares (assuming a net asset value of $1.00 per share for the Fund). Assume twelve months later the investor acquires 50 additional Class B Shares of the Fund through dividend reinvestments. If at such time the investor makes his first redemption of 500 Fund Class B Shares (producing proceeds of $500), 100 of such Shares would not be subject to the charge because they were acquired through dividend reinvestment. With respect to the remaining 400 Class B Shares being redeemed, the

CDSC would be applied only to 320 Class B Shares (representing the original cost of $8 per share for the Equity Fund) and not to the remaining 80 Class B Shares (representing the increase in net asset value of $2 per share for the Equity
Fund).

         The CDSC is waived on redemptions of Class B Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a Shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an IRA or a Custodial Account under Code Section 403(b)(7) to a Shareholder who has reached age 70 1/2, and
(iii) to the extent the redemption represents the minimum distribution from retirement plans under Code Section 401(a) where such redemptions are necessary to make distributions to plan participants.

         Class C Shares

         There is no sales charge imposed upon an exchange for Class C Shares of the Fund, but investors may be subject to a CDSC when Class C Shares are redeemed. When Class C shares of one of the other investment portfolios of the HSBC Funds are exchanged for Class C Shares of the Fund and those shares are redeemed less than one year after the original purchase of the Class B shares of the other HSBC Funds (calculated from the last day of the month in which the shares were purchased), those Class C Shares of the Fund will be subject to a 1.0% CDSC in most cases. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Class B Shares." Class C Shares are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class. Unlike Class B shares, Class C Shares have no conversion feature and, accordingly, an investor that purchases Class C Shares will be subject to 12b-1 fees applicable to Class C Shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations. The higher fees mean a higher expense ratio, so Class C Shares pay correspondingly lower dividends and may have a lower net asset value than Investor Shares. Broker-dealers and other financial intermediaries whose clients have purchased Class C Shares may receive a trailing commission equal to [%] of the average daily net asset value of such shares on an annual basis held by their clients more than one year from the date of purchase. Trailing commissions will commence immediately with respect to shares eligible for exemption from the CDSC normally applicable to Class C Shares.

Conversion Feature

         Five years after the original purchase of Income Fund Class B shares which have been exchanged for Class B Shares of the Fund and six years after the original purchase of Equity Fund Class B shares which have been exchanged for Class B Shares of the Fund, Class B Shares of the Fund will convert automatically to Class A or Class D Shares, depending upon whether the investor is eligible for Class D Shares. The purpose of the conversion is to relieve a holder of Class B Shares of the higher ongoing expenses charged to those Shares, after enough time has passed to allow the Distributor to recover approximately the amount it would have received if a front-end sales charge had been charged. The conversion from Class B Shares to

Class A or Class D Shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Class A or Class D Shares as he or she had of Class B Shares. For Class B Shares that were exchanged from Income Fund Class B shares, the conversion occurs five years after the beginning of the calendar month in which the Income Fund Class B shares were purchased. For Class B shares that were exchanged from Equity Fund Class B shares, the conversion occurs six years after the beginning of the calendar month in which the Equity Fund Class B shares were purchased. As a result of the conversion, the converted Shares are relieved of the Rule 12b-1 fees borne by Class B Shares, although they are subject to the Rule 12b-1 fees borne by Investor Shares.

                           DIVIDENDS AND DISTRIBUTIONS

         The net income of the Fund, as defined below, is determined the Fund Business Day (and on such other days as the Trustees deem necessary in order to comply with Rule 22c-1 under the 1940 Act). This determination is made once during each such day as of 12:00 noon, New York time. All the net income of the Fund so determined is declared in shares of the Fund as a dividend to shareholders of record at the time of such determination. Shares begin accruing dividends on the day they are purchased. Dividends are distributed monthly. Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder's Shareholder Servicing Agent or securities broker), dividends are distributed in the form of additional shares of the Fund at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.

         For this purpose, the net income of the Fund (from the time of the immediately preceding determination thereof) consists of (i) all income accrued, less the amortization of any premium, on the assets of the Fund, less (ii) all actual and accrued expenses determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity and any net realized gains or losses on the assets of the Fund. Obligations held in the Fund's portfolio are valued at amortized cost, which the Trustees of the Trust have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This method provides certainty in valuation, but may result in periods during which the stated value of an obligation held for the Fund is higher or lower than the price the Fund would receive if the obligation were sold. This valuation method will continue to be used until such time as the Trustees of the Trust determine that it does not constitute fair value for such purposes.

         Since the net income of the Fund is declared as a dividend each time the net income of the Fund is determined, the net asset value per share of the Fund is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of Shares in his account.

         It is expected that the Fund will have a positive net income at the time of each determination thereof. If, for any reason, the net income of the Fund determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of an obligation held in the Fund's portfolio, the negative amount with respect to each shareholder account would first be offset from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month, the number of outstanding Fund Shares would be reduced by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional Shares in the account of such shareholder which represents his proportion of the amount of such excess. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his investment in the Fund. Thus, the net asset value per Share is expected to be maintained at a constant $1.00.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

         The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Class A Shares, Class B Shares, Class C Shares, Class D and Class Y Shares of Beneficial Interest (par value $0.001 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The shares of each series of the Trust participate equally in the earnings, dividends and assets of the particular series. Currently, the Trust has eight series of shares, each of which constitutes a separately managed fund. The Trust reserves the right to create additional series of shares. The Trust may authorize the creation of multiple classes of shares of separate series of the Trust. Currently, the Fund is divided into five classes of shares.

         Each share of each class of the Fund represents an equal proportionate interest in the Fund with each other share of that class. Shares have no preference, pre-emptive, conversion or similar rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote.

         Each Shareholder Servicing Agent has agreed to transmit all proxies and voting materials from the Trust to their customers who are beneficial owners of the Fund and such Shareholder Servicing Agents have agreed to vote as instructed by such customers. Under the Declaration of Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Trust will hold special meetings of Fund shareholders when in the judgment of the Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote.

         Shareholders of each series generally vote separately, for example, to approve investment advisory agreements or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust. Shares of each class of a series represent an equal pro rata interest in such series and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear any class expenses; and (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relate solely to its distribution arrangement, and each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

         The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Shareholders of the Fund have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders of the Trust in connection with requesting a meeting of shareholders of the Trust for the purpose of removing one or more Trustees. Shareholders of the Trust also have the right to remove one or more Trustees without a meeting by a declaration in writing subscribed to by a specified number of shareholders. Upon liquidation or dissolution of the Fund, shareholders of the Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

         The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Fund or the Trust, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

         The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

                                    TAXATION

Federal Income Tax

         The following is a summary of certain U.S. federal income tax issues concerning the Fund and its shareholders. The Fund may also be subject to state, local, foreign or other taxes not discussed below. This discussion does not purport to be complete or to address all tax issues relevant to each shareholder. Prospective investors should consult their own tax advisors with regard to the federal, state, foreign and other tax consequences to them of the purchase, ownership or disposition of Fund shares. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative authorities, all of which are subject to change, which change may be retroactive.

         The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. To so qualify, the Fund must distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, interest, dividends and the excess of net short-term capital gains over net long-term capital losses) and must meet certain diversification of assets, source of income, and other requirements of the Code. By so doing, the Fund will not be subject to federal income tax on that portion of its net investment income and net realized capital gains (the excess of any net long-term capital gains over net short-term capital losses), if any, distributed to shareholders. If the Fund do not meet all of these Code requirements, it will be taxed as an ordinary corporation.

         It is intended that the Fund's assets will be sufficiently invested in municipal securities to qualify to pay "exempt-interest dividends" (as defined in the Code) to shareholders. The Fund's dividends payable from net tax-exempt interest earned from municipal securities will qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is exempt from the regular federal income tax under Code section 103. Exempt-interest dividends distributed to shareholders are not included in shareholders' gross income for regular federal income tax purposes.

         The Fund will determine periodically which distributions will be designated as exempt-interest dividends. If the Fund earns income which is not eligible to be so designated, the Fund, nonetheless, intends to distribute such income. Such distributions will be subject to federal, state, and local state taxes, as applicable, in the hands of shareholders.

         Distributions of net investment income received by the Fund from investment in taxable debt securities, or ordinary income realized upon the disposition of market discount bonds (including tax-exempt market discount bonds), will be taxable to shareholders as ordinary income. Because the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is expected to be eligible for the dividends-received deduction available to corporations.

         Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. It is not expected that such distributions will be eligible for the dividends-received deduction for corporations. Distributions of net capital gains, whether received in cash or reinvested in Fund shares, will generally be taxable to shareholders as either "20% Gain" or "28% Gain," depending upon the Fund's holding period for the assets sold. "20% Gains" arise from sales of assets held by the Fund for more than 18 months and are subject to a maximum tax rate of 20%, "28% Gains" arise from sales of assets held by the Fund for more than one year but not more than 18 months and are subject to a maximum tax rate of 28%. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

         Distributions by the Fund other than exempt-interest dividends and redemption proceeds may be subject to backup withholding at the rate of 31%. Backup withholding generally applies to shareholders who have failed to properly certify their taxpayer identification numbers, who fail to provide other required tax-related certifications, and with respect to whom the Fund has received certain notifications from the Internal Revenue Service requiring or permitting the Fund to apply backup withholding is not an additional tax and amounts so withheld generally may be applied by affected shareholders as a credit against their federal income tax liability.

         Interest on certain types of private activity bonds is not exempt from federal income tax when received by "substantial users" or persons related to substantial users as defined in the Code. The term "substantial user" includes any "nonexempt person" who regularly uses in trade or business part of a facility financed from the proceeds of private activity bonds. The Fund may invest periodically in private activity bonds and, therefore, may not be appropriate investments for entities that are substantial users of facilities financed by private activity bonds or "related persons" of substantial users. Generally, an individual will not be a related person of a substantial user under the Code unless he/she or his/her immediate family (spouse, brothers, sisters, and lineal descendants) owns indirectly in aggregate more than 50% in the equity value of the substantial user.

         Opinions relating to the tax status of interest derived from individual municipal securities are rendered by bond counsel to the issuer. Although the Fund's advisor attempts to determine that any security it contemplates purchasing on behalf of the Fund is issued with an opinion indicating that interest payments will be federal and (as applicable) state tax-exempt, neither the advisor nor the Fund's counsel makes any review of proceedings relating to the issuance of municipal securities or the bases of such opinions.

         From time to time, proposals have been introduced in Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be adversely affected. Under these circumstances, Fund management would re-evaluate the Fund's investment objectives and policies and would consider either changes in the structure of the Fund and the Trust or their dissolution.

         Upon disposition (by redemption, repurchase, sale or exchange) of Fund shares, a shareholder may realize a taxable gain or loss depending upon his basis in his shares. Realization of such a gain or loss is considered unlikely because of the Fund's policy to attempt to maintain a $1.00 per share net asset value. Such gain or loss will be treated as a capital gain or loss if the shares are capital assets in the shareholder's hands. Gain will generally be subject to a maximum tax rate of 20% if the shareholder's holding period for the shares is more than 18 months, and a maximum tax rate of 28% if the shareholder's holding period for the shares is more than one year but not more than 18 months. Gain from the disposition of shares held not ore than one year will be taxed as short-term capital gain. A loss realized by a shareholder on the disposition of Fund shares with respect to which long-term capital gain dividends have been received will, to the extent of such long-term capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Any loss realized from a disposition of Fund shares that were held for six months or less will be disallowed to the extent that dividends received from the Fund are designated as exempt-interest dividends. Any loss realized on a sale or exchange of Fund shares also will be disallowed to the extent that the shares disposed of are replaced (including replacement through reinvesting of dividends and capital gain distributions in the Fund) (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss, to the extent not disallowed, realized on a disposition of shares of the Fund with respect to which long-term capital gain distributions have been paid will, to the extent of those dividends, be treated as a long-term capital loss if the shares have been held for six months or less at the time of their disposition.

         The Trust will be required to report to the Internal Revenue Service (the "IRS") all distributions by the Fund except in the case of certain exempt shareholders. All such distributions generally will be subject to withholding of federal income tax at a rate of 31% ("backup withholding") in the case of nonexempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against the shareholder's federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

         The Trust is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as each series of the Trust (including the Fund) qualifies as a regulated investment company for purposes of Massachusetts law.

         The foregoing discussion relates only to federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

Alternative Minimum Tax

         While the interest on bonds issued to finance essential state and local government operations is generally tax-exempt, interest on certain nonessential or private activity securities issued after August 7, 1986, while exempt from the regular federal income tax, constitutes a tax-preference item for taxpayers in determining alternative minimum tax liability under the Code and income tax provisions of several states. The interest on private activity securities could subject a shareholder to, or increase liability under, the federal alternative minimum tax, depending on the shareholder's tax situation.

         All distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to or increase their liability under, the alternative minimum tax and environmental tax because these distributions are included in the corporation's adjusted current earnings. The Fund will inform shareholders annually as to the dollar amount of distributions derived from interest payments on private activity securities.

Special Tax Considerations

         Exempt-interest dividends, whether received by shareholders in cash or in additional shares, derived by California residents from interest on qualifying California bonds generally are exempt from California State personal income taxes, but not corporate franchise taxes. Dividends and distributions derived from taxable income and capital gains are not exempt from California State taxes. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for California State personal income tax purposes. Gain on the sale of redemption of Fund shares generally is subject to California State personal income tax.

                                OTHER INFORMATION

Capitalization

         The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, Fundtrust Tax-Free Trust (organized on July 30, 1986) and Fundvest

(organized on July 17, 1984, and since renamed Fundsource). Prior to October 3, 1994 the name of the Trust was "Fundtrust".

         The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) and classes of shares within each series at any time in the future. Establishment and offering of additional classes or series will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

Independent Auditors

         The Board of Trustees has appointed KPMG Peat Marwick LLP as independent auditors of the Trust. KPMG Peat Marwick LLP will audit the Trust's annual financial statements, prepare the Trust's income tax returns, and assist in the filings with the Securities and Exchange Commission. KPMG Peat Marwick LLP's address is 99 High Street, Boston, Massachusetts 02110.

Counsel

         Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares of the Fund offered by the Trust, and also acts as counsel to the Trust.

Code of Ethics

         HSBC Investor Funds, the Adviser and BISYS each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Fund, the Adviser and BISYS from engaging in deceptive, manipulative, or fraudelent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.


Registration Statement

         This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the Securities and Exchange Commission under the 1933 Act with respect to shares of the Fund, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

         Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

Financial Statements

         Financial statements for the Fund are not provided because shares of
the Fund were not offered prior to [   ] ___, 2000.

Shareholder Inquiries

         All shareholder inquiries should be directed to the Trust, P.O. Box 182845, Columbus, Ohio 43218-2845.

         GENERAL AND ACCOUNT INFORMATION: (800) 782-8183 (TOLL FREE).

                                   APPENDIX A

                      DESCRIPTION OF MUNICIPAL OBLIGATIONS

         Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, industrial facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, hazardous waste treatment or disposal facilities, and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from regular federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

         The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing, power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending" on numerous factors.

         Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

         1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance operational needs of municipalities. Generally, they are issued in anticipation of the receipt of various tax revenues, such as property, income, sales, use and business taxes.

         2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of dedicated revenues, such as state aid or federal revenues available under federal revenue sharing programs.

         3. Tax And Revenue Anticipation Notes. Tax and Revenue Anticipation Notes are issued by the State to fund its day-to-day operations and certain local assistance payments to its municipalities and school districts. Such Notes are issued in anticipation of the receipt of various taxes and revenues, such as personal income taxes, business taxes and user taxes and fees.

         4. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. Long-term bonds or renewal Bond Anticipation Notes provide the money for the repayment of the Notes.

         Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

         The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue. The ratings of Moody's Investors Service, Inc., Standard & Poor's Corporation and Fitch Investors Service, Inc. represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

                                   APPENDIX B

                        ADDITIONAL INFORMATION CONCERNING
                        CALIFORNIA MUNICIPAL OBLIGATIONS

         The information set forth below is a general summary intended to give a recent historical description. It is not a discussion of any specific factors that may affect any particular issuer of California Municipal Obligations. The information is not intended to indicate continuing or future trends in the condition, financial or otherwise, of California. Such information is derived from official statements utilized in connection with securities offerings of the State of California that have come to the attention of the Trust and were available prior to the date of this Statement of Additional Information. Such information has not been independently verified by the Fund.

         Because the Fund expects to invest substantially all of their assets in California Municipal Obligations, it will be susceptible to a number of complex factors affecting the issuers of California Municipal Obligations, including national and local political, economic, social, environmental and regulatory policies and conditions. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of California Municipal Obligations, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on, or principal of, such securities. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no responsibility on the part of the State of California to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within California, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable.

         From mid-1990 to late 1993, California suffered the most severe recession in the State since the 1930s. Construction, manufacturing (especially aerospace), exports and financial services, among other industries, were severely affected. Since 1994, however, California's economy has been performing strongly. The unemployment rate, while still higher than the national average, fell to an average of 5.9% in 1998, compared to over 10 percent at the worst of the recession. The State added nearly 450,000 non-farm jobs in 1998, the largest employment gain for the State during any year this decade. About half of these job gains occurred in the services sector. Construction, retail and government also showed strong gains. The unsettled financial situation occurring in certain Asian economies and its spillover effects elsewhere have affected the State's export-related industries and, therefore, may affect the State's future rate of economic growth.

         The recession severely affected State revenues while the State's health and welfare costs were increasing. Consequently, the State had a lengthy period of budget imbalance; the State's accumulated budget deficit approached $2.8 billion at its peak at June 30, 1993. The large budget deficits depleted the State's available cash resources and it had to use a series of external borrowings to meet its cash needs. With the end of the recession, the State's financial condition improved in the 1995-96 through 1998-99 fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint. The accumulated budget deficit from the recession years was eliminated. No deficit borrowing has occurred at the end of the last four fiscal years and the State's cash flow borrowing was limited to $1.7 billion in 1998-99.

         The Governor signed the 1999-00 Budget Act on June 29, 1999. The 1999-00 Budget Act is based on projected General Fund revenues and transfers of $62.9 billion. The Budget Act provides authority for expenditures of $63.7 billion from the General Fund, $16.0 billion from Special Funds, and $1.5 billion from bond funds. Spending in the budget focuses on education, public works projects, natural resources protection, and public safety. The budget also provides greater revenues for local governments and tax cuts. The Budget Act projects a budget reserve (SFEU) at June 30, 2000 of $881 million.

         In October 1997 the Governor issued Executive Order W-163-97 stating that Year 2000 solutions would be a State priority and requiring each agency of the State, no later than December 31, 1998, to address Year 2000 problems in their essential systems and protect those systems from corruption by non-compliant systems, in accordance with the Department of Information Technology's California 2000 Program. The State reports that, although substantial progress has been made toward the goal of Y2K compliance, the task is still very large and will likely encounter unexpected difficulties. The State cannot predict whether all mission critical systems will be ready and tested by late 1999 or what impact the failure of any particular information technology systems or of outside interfaces with technology information systems might have. The State Treasurer's Office reports that as of December 31, 1998, its systems for bond payments were fully Y2K compliant. There can be no assurance that steps being taken by state or local government agencies with respect to the Year 2000 problem will be sufficient to avoid any adverse impact upon the budgets or operations upon the California Trust.

         After the State's budget and cash situation deteriorated as a result of the recession, all three major nationally recognized statistical rating organizations lowered their ratings for the State's general obligation bonds. However, in 1996, citing California's improving economy and budget situation, both Fitch and S&P raised their ratings from A to A+. In October 1997, Fitch raised its rating from A+ to AA- referring to California's fundamental strengths, the extent of economic recovery and the return of financial stability. In October 1998, Moody's raised its rating from Al to Aa3 citing the State's continuing economic recovery and a number of actions taken to improve the State's credit condition, including the rebuilding of cash and budget reserves. In August 1999, S&P raised its rating from A+ to AA- citing the State's strong economic performance and its return to structural fiscal balance. It is not presently possible to determine whether, or the extent to which, Moody',s, S&P or Fitch will change such ratings in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

         Constitutional and Statutory Limitations. Article XIII A of the California Constitution (which resulted from the voter approved Proposition 13 in 1978) limits the taxing powers of California public agencies. With certain exceptions, the maximum ad valorem tax on real property cannot exceed one percent of the "full cash value" of the property; Article XIII A also effectively prohibits the levying of any other ad valorem property tax for general purposes. One exception to Article XIII A permits an increase in ad valorem taxes on real property in excess of one percent for certain bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness. The "full cash value" of property may be adjusted annually to reflect increases (not to exceed two percent) or decreases, in the consumer price index or comparable local data, or to reflect reductions in property value caused by substantial damage, destruction or other factors, or when there is a "change in ownership" or "new construction".

         Constitutional challenges to Article XIII A to date have been unsuccessful. In 1992, the United States Supreme Court ruled that notwithstanding the disparate property tax burdens that Proposition 13 might place on otherwise comparable properties, those provisions of Proposition 13 do not violate the Equal Protection Clause of the United States Constitution.

         In response to the significant reduction in local property tax revenue caused by the passage of Proposition 13, the State enacted legislation to provide local governments with increased expenditures from the General Fund. This fiscal relief has ended, however.

         Article XIII B of the California Constitution generally limits the amount of appropriations of the State and of local governments to the amount of appropriations of the entity for such prior year, adjusted for changes in the cost of living, population and the services that the government entity has financial responsibility for providing. To the extent the "proceeds of taxes" of the State and/or local government exceed its appropriations limit, the excess revenues must be rebated. Certain expenditures, including debt service on certain bonds and appropriations for qualified capital outlay projects, are not included in the appropriations limit.

         In 1986, California voters approved an initiative statute known as Proposition 62. This initiative further restricts the ability of local governments to raise taxes and allocate approved tax receipts. While some decisions of the California Courts of Appeal have held that portions of Proposition 62 are unconstitutional, the California Supreme Court recently upheld Proposition 62's requirement that special taxes be approved by a two-thirds vote of the voters voting in an election on the issue. This recent decision may invalidate other taxes that have been imposed by local governments in California and make it more difficult for local governments to raise taxes.

         In 1988 and 1990, California voters approved initiatives known as Proposition 98 and Proposition 111, respectively. These initiatives changed the State's appropriations limit under Article XIII B to (i) require that the State set aside a prudent reserve fund for public education, and (ii) guarantee a minimum level of State funding for public elementary and secondary schools and community colleges.

         In November 1996, California voters approved Proposition 218. The initiative applied the provisions of Proposition 62 to all entities, including charter cities. It requires that all taxes for general purposes obtain a simple majority popular vote and that taxes for special purposes obtain a two-thirds majority vote. Prior to the effectiveness of Proposition 218, charter cities could levy certain taxes such as transient occupancy taxes and utility user's taxes without a popular vote. Proposition 218 will also limit the authority of local governments to impose property-related assessments, fees and charges, requiring that such assessments be limited to the special benefit conferred and prohibiting their use for general governmental services. Proposition 218 also allows voters to use their initiative power to reduce or repeal previously-authorized taxes, assessments, fees and charges.

         The effect of constitutional and statutory changes and of budget developments on the ability of California issuers to pay interest and principal on their obligations remains unclear, and may depend on whether a particular bond is a general obligation or limited obligation bond (limited obligation bonds being generally less affected). There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County filed for bankruptcy.

         Certain tax-exempt securities in which a Fund may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

         In addition, it is impossible to predict the time, magnitude, or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four-county area. The possibility exists that another such earthquake could create a major dislocation of the California economy.

         The Fund's concentration in California Municipal Obligations provides a greater level of risk than a fund that is diversified across numerous states and municipal entities.

                                     PART C
ITEM 23. EXHIBITS

     (a)(1) Amended and Restated Declaration of Trust, with establishments and designations of series and further amendments. (1)

     (a)(2)    Establishment and designation of series for Republic Taxable
               Fund, Republic Overseas Equity Fund and Republic Opportunity
               Fund. (7)

     (a)(3)    Establishment and designation of series for Republic Money Market
               Fund (16)

     (a)(4)    Establishment and designation of series for HSBC Mid-Cap Fund. (16)

     (a)(5)    Establishment and designation of series for HSBC Investor Limited
               Maturity Bond Fund and HSBC Investor California Tax-free Money
               Market Fund (to be filed by amendment).

     (b)       By-Laws. (1)

     (c)       Specimen certificate of shares of beneficial interest of Republic
               Funds. (1)

     (d)(1)    Master Investment Advisory Contract, with supplements regarding
               Republic New York Tax-Free Fund, Republic New York Tax-Free Money
               Market Fund and Republic Equity Fund. (1)

     (d)(2) Amended and Restated Second Master Investment Advisory Contract, with supplement regarding Republic U.S. Government Money Market
               Fund. (1)

     (d)(3) Amended and restated Second Master Investment Advisory Contract, with supplement regarding Republic Money Market Fund. HSBC Mid-Cap
               Fund and HSBC Investor California Tax-Free Money Market Fund (to be filed by amendment).

     (d)(4)    Subadvisory Agreement between Alliance Capital Management L.P.
               and Republic National Bank of New York regarding Republic Equity
               Fund. (9)

     (d)(5)    Subadvisory Agreement between Brinson Partners, Inc. and Republic
               National Bank of New York regarding Republic Equity Fund. (9)

     (d)(6)    Subadvisory Agreement between Miller Anderson & Sherrard and Republic
               National Bank of New York regarding Republic Bond Fund (to be filed by amendment).

     (d)(7)    Subadvisory Agreement between Capital Guardian Trust Company and
               Republic National Bank of New York regarding Republic Overseas
               Equity Fund (to be filed by amendment).

     (d)(8)    Subadvisory Agreement between MFS Institutional Advisers and Republic
               National Bank of New York regarding Republic Opportunity Fund
               (to be filed by amendment).

     (e)       Amended and Restated Distribution Agreement regarding Republic U.S.
               Government Money Market Fund, Republic New York Tax Free Money
               Market Fund, Republic New York Tax Free Fund, Republic Equity Fund,
               Republic Taxable Fund, Republic Overseas Equity Fund, Republic
               Opportunity Fund, Republic Money Market Fund, HSBC Mid-Cap Fund and HSBC Investor, California Tax-Free Money Market Fund
               (to be filed by amendment).

     (f)       Not applicable.

     (g)(1)    Form of Custodian Agreement - Republic. (13)


     (h)(1)    Form of Service Agreement. (1)

     (h)(2)    Administrative Agreement regarding Republic U.S. Government Money
               Market Fund, Republic New York Tax-Free Money Market Fund,
               Republic New York Tax-Free Fund, Republic Equity Fund, Republic
               Fund, Republic Overseas Equity Fund and Republic Opportunity
               Fund. (9)

     (h)(3)    Amended and Restated Administrative Services Plan. (6)

     (h)(4)    Administration Agreement between Republic Funds and BISYS. (13)

     (h)(5)    Fund Accounting Agreement--BISYS. (13)

     (h)(6)    Form of Transfer Agency and Service Agreement - BISYS. (13)

     (i)(1)    Opinion and Consent of Counsel. (to be filed by amendment)

     (j)       Consent of Independent Auditors. (15)

     (k)       Not applicable.

     (1)(1)    Initial Investor Representation letter regarding Republic
               International Equity Fund and Republic Fixed Income Fund. (3)

     (1)(2)    Initial Investor Representation letter regarding Republic Equity
               Fund. (2)

     (m) Amended and Restated Master Distribution Plan, with supplements regarding Republic U.S. Government Money Market Fund, Republic
               New York Tax-Free Money Market Fund, Republic New York Tax-Free
               Fund, Republic Equity Fund, Republic Fund, Republic Money Market
               Fund, HSBC Mid-Cap Fund and HSBC Investor California Tax-Free
               Money Market Fund, Republic Overseas Equity Fund, Republic
               Opportunity Fund. (to be filed by amendment).

     (n)       Multiple Class Plan. (5)

     (p)(1) Code of Ethics for Republic Funds, Republic Advisor Funds Trust, and Republic Portfolios. (16)

     (p)(2)    Code of Ethics for HSBC Asset Management (Americas), Inc. (16)

     (p)(3) Code of Ethics for Miller Anderson & Sherrard (to be filed by amendment).

     (p)(4)    Code of Ethics for Alliance Capital Management L.P. (16)

     (p)(5)    Code of Ethics for Brinson Partners, Inc. (16)

     (p)(6) Code of Ethics for Capital Guardian Trust Company (to be filed by amendment).

     (p)(7)    Code of Ethics for MFS Institutional Advisers, Inc. (16)

     (p)(8)    Code of Ethics for BISYS. (15)

     (o)(1)    Powers of Attorney of Trustees and Officers of Registrant and
               Republic Portfolios. (8)

     (o)(2)    Power of Attorney for Nadeem Yousaf. (16)

     (o)(3)    Power of Attorney for Walter B. Grimm. (16)

     (o)(4)    Power of Attorney for Leslie E. Bains. (16)

---------------

        (1)    Incorporated herein by reference from post-effective amendment
               No. 35 to the registration statement on Form N-1A of the Registrant (File no. 33-7647) (the "Registration Statement") as filed with the Securities and Exchange Commission (the "SEC") on January 23, 1996.

        (2)    Incorporated herein by reference from post-effective amendment
               No. 33 to the Registration Statement as filed with the SEC on June 27, 1995.

        (3)    Incorporated herein by reference from post-effective amendment
               No. 29 to the Registration Statement as filed with the SEC on December 20, 1994.

        (4)    Incorporated herein by reference from post-effective amendment
               No. 36 to the Registration Statement as filed with the SEC on March 1, 1996.

        (5)    Incorporated herein by reference from post-effective amendment
               No. 37 to the Registration Statement as filed with the SEC on April 4, 1996.

        (6)    Incorporated herein by reference from post-effective amendment
               No. 39 to the Registration Statement as filed with the SEC on June 17, 1996.

        (7)    Incorporated herein by reference from post-effective amendment
               No. 40 to the Registration Statement as filed with the SEC on November 27, 1996.

        (8)    Incorporated herein by reference from post-effective amendment
               No. 42 to the Registration Statement filed with the SEC on January 31, 1997.

        (9)    Incorporated herein by reference from post-effective amendment
               No. 46 to the Registration Statement as filed with the SEC on February 28, 1997.

       (10)    Incorporated herein by reference from post-effective amendment
               No. 50 to the Registration Statement as filed with the SEC on January 2, 1998.

       (11)    Incorporated herein by reference from post-effective amendment
               No. 52 to the Registration Statement as filed with the SEC on March 12, 1998.

       (12)    Incorporated herein by reference from post-effective amendment
               No. 54 to the Registration Statement as filed with the SEC on August 24, 1998.

       (13)    Incorporated herein by reference from post-effective amendment
               No. 63 to the Registration Statement as filed with the SEC on March 1, 1999.

       (14)    Incorporated herein by reference from post-effective amendment
               No. 65 to the Registration Statement as filed with the SEC on March 25, 1999.

       (15)    Incorporated herein by reference from post-effective amendment
               No. 67 to the Registration Statement filed with the SEC on February 29, 2000.

       (16)    Incorporated herein by reference from post-effective amendment
               No. 69 to the Registration Statement filed with the SEC on June
               30, 2000.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not applicable.

ITEM 25. INDEMNIFICATION

         Reference is hereby made to Article IV of the Registrant's Declaration of Trust. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees or officers of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Investment Company Act of 1940 and, therefore, is unenforceable.

         If a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees or officers of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees or officers in connection with the shares being registered, the Registrant will, unless in the opinion of its Counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

         HSBC Bank USA ("HSBC Bank") acts as investment adviser to HSBC Investor Funds and HSBC Advisor Funds Trust, and is a subsidiary of HSBC USA, Inc. ("HSBC USA"), 452 Fifth Avenue. New York, New York 10018, a registered bank holding company.

         HSBC Asset Management (Americas) Inc. (HSBC Asset) also serves as an investment adviser to HSBC Investor Funds and HSBC Advisor Funds Trust. HSBC's and HSBC Asset's directors and principal executive officers, and their business and other connections for at least the past two years, are as follows (unless otherwise noted, the address of all directors and officers is 452 Fifth Avenue. New York, New York 10018):

                     NAME -- BUSINESS AND OTHER CONNECTIONS

Directors - HSBC Bank USA
Mr. Sal H. Alfiero
Chairman of the Board
Mark IV Industries, Inc.
501 John James Audubon Parkway
Amherst, New York 14228

Mr. John R.H.
Bond Chairman
HSBC Holdings plc
10 Lower Thames Street - Floor 10
London EC3R 6AE U.K.

Mr. James H. Cleave
9108 Chickadee Way
Blaine, Washington 98230

Dr. Frances D. Fergusson
President
Vassar College
Office of the President
Box 43
Poughkeepsie, New York 12604-0043

Mr. Douglas J. Flint
Group Finance
Director
HSBC Holdings plc
10 Lower Thames Street - Floor 10
London EC3R 6AE U.K.

Mr. Martin J.G. Glynn
President and Chief Executive Officer
HSBC Bank Canada
885 West Georgia Street - Suite 300
Vancouver, BC V6C 3E9
Canada

Mr. Stephen K. Green
Executive Director
Investment Banking and Markets
HSBC Holdings plc
Thames Exchange
10 Queen Street Place
London EC4R 1BL U.K.

Ambassador Ulric Haynes, Jr.
Executive Dean for International Relations
Office of Admissions
Bernon Hall
Hofstra University
Hempstead, New York 11550

Mr. Richard A. Jalkut
President & Chief Executive Officer
PathNet
1015 31st Street, N.W.
Washington, D.C. 20007

Mr. Bernard J. Kennedy
Chairman of the Board
Chief Executive Officer
National Fuel Gas Company
10 Lafayette Square - Floor 18
Buffalo, New York 14203

Mr. Peter Kimmelman
President
Peter Kimmelman Asset Management Co.
800 Third Avenue -- Suite 3103
New York, New York 10022

Mr. Charles G. Meyer, Jr. President
Cord Meyer Development Company
111-15 Queens Boulevard
Forest Hills, New York 11375

Mr. James L. Morice
30 E. 37th Street -- Apt. 4G
New York, New York 10016

Mr. Youssef A. Nasr
President & Chief Executive Officer
HSBC Bank USA
452 Fifth Avenue -- Floor 10
New York, New York 10018

Mr. Jonathan Newcomb
Chairman and Chief Executive Officer
Simon & Schuster, Inc.
1230 Avenue of the Americas -- Floor 17
New York, New York 10020

Mr. Henry J. Nowak
2312 Cypress Bend Road South
Apt. C-106
Pompano Beach, FL 33069

Senior Officers - HSBC Bank USA:
Youssef A. Nasr
President and Chief Executive Officer

Leslie Bains
Senior Executive Vice President

Robert M. Butcher
Senior Executive Vice President

A.A. Flockhart
Senior Executive Vice President

Paul L. Lee
Senior Executive Vice President

Vincent J. Mancuso
Senior Executive Vice President

Robert H. Muth
Senior Executive Vice President

Vito S. Portera
Senior Executive Vice President

Elias Saal
Senior Executive Vice President
lain A. Stewart
Senior Executive Vice President

Philip S. Toohey
Senior Executive Vice President

George T. Wendler
Senior Executive Vice President

ITEM 27. PRINCIPAL UNDERWRITER

         (a) BISYS Fund Services (the "Sponsor") and its affiliates serve as distributor and administrator for other registered investment companies.

         (b) The information required by this Item 29 with respect to each director or officer of BISYS is hereby incorporated herein by reference from Form BD as filed by the Sponsor pursuant to the Securities Exchange Act of 1934 (File No. 8-32480).

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of: HSBC Asset Management (Americas), 452 Fifth Avenue, New York, New York 10018; BISYS Fund
Services, 3435 Stelzer Road, Columbus, Ohio 43219-3035; Investors Bank &
Trust Company, N.A., 89 South Street, Boston, Massachusetts 02110; and Miller Anderson & Sherrard, One Tower Bridge, West Conshohocken, Pennsylvania, 19428; Alliance Capital Management L.P., 1345 Avenue of the Americas, New York,
New York, 10105; Brinson Partners, Inc., 209 South LaSalle Street,
Chicago, IL 60604; Capital Guardian Trust Company, 333 South Hope Street,
Los Angeles, California; and MFS Institutional Advisers, 500 Boylston Street, Boston, MA 02116.

ITEM 29. MANAGEMENT SERVICES

         Not applicable.

ITEM 30. UNDERTAKINGS

         None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940. HSBC Investor Funds has duly caused this registration statement on Form N-lA (File No. 33-7647) (the "Registration Statement") to be signed on its behalf by the undersigned, thereto duly authorized on the 1st day of August, 2000.

HSBC INVESTOR FUNDS

Walter B. Grimm**
President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on August 1, 2000.

Walter B. Grimm**
-----------------------
Walter B. Grimm
President

Nadeem Yousaf**
-----------------------
Treasurer

Alan S. Parsow*
-----------------------
Alan S. Parsow
Trustee

Larry M. Robbins*
-----------------------
Larry M. Robbins
Trustee

Michael Seely*
-----------------------
Michael Seely
Trustee

Frederick C. Chen*
------------------------
Frederick C. Chen
Trustee

Leslie E. Bains*
------------------------
Leslie E. Bains
Trustee

/s/ David J. Harris
------------------------
* David J. Harris, as attorney-in-fact pursuant to a power of attorney filed as
  Exhibit 19 to post-effective amendment No. 40.

/s/ Jill Miller
-----------------------
** Jill Mizer, as attorney-in-fact pursuant to powers of attorney filed as
   Exhibit [ ] to post-effective amendment No. [ ].